                                                                    EXHIBIT 10.2

WHEN RECORDED, RETURN TO:

H. Dodd Crutcher, Esq.                                  TO BE RECORDED IN THE
Winstead Sechrest & Minick P.C.                      DEED OF TRUST RECORDS OF
5400 Renaissance Tower                                   DALLAS COUNTY, TEXAS
1201 Elm Street
Dallas, Texas  75270


                      DEED OF TRUST AND SECURITY AGREEMENT
                      ------------------------------------

                                LOAN NO. SAMPLE

     THIS DEED OF TRUST AND SECURITY AGREEMENT (this "Deed of Trust") is entered
                                                      -------------
into by a Texas corporation, as Grantor ("Grantor"), whose address is to as
                                          -------
Trustee ("Trustee"), whose address is 5400 Renaissance Tower, 1201 Elm Street,
          -------
Dallas, Texas 75270, for the benefit of a Delaware corporation, as Beneficiary ("Beneficiary"), whose address is
  -----------
                              W I T N E S S E T H:
                              -------------------

     Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee, in trust, all of the following described property, whether now owned or hereafter acquired (collectively, the "Property"):
                    --------

     (A) All that certain real property situated in the County of Dallas, State of Texas, more particularly described on Exhibit A attached hereto and
                                         ---------
incorporated herein by this reference (the "Land"), together with all of the
                                            ----
easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto, and all of the estate, right, title, interest, claim and demand whatsoever of Grantor therein or thereto, either at law or in equity, in possession or in expectancy, now owned or hereafter acquired;

     (B) All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Land (the "Improvements");
-------------

     (C) All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Grantor and now or hereafter located on, attached to or used in and about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposals and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Grantor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter


DEED OF TRUST AND SECURITY AGREEMENT - Page 1 situated on or about the Land or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);

     (D) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor;

     (E) All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Land or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

     (F) All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Land;

     (G) All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Beneficiary pursuant to this Deed of Trust or any other of the Loan Documents (as hereinafter defined), including, without limitation, all funds now or hereafter on deposit in the Impound Account, the Lease Termination Payment Reserve, and the Repair and Remediation Reserve (each as hereinafter defined);

     (H) All leases, licenses, concessions and occupancy agreements of the Land or the Improvements now or hereafter entered into and all rents, royalties, issues, profits, bonus money, revenue, income, rights and other benefits (collectively, the "Rents and Profits") of the Land or the Improvements, now or
                    -----------------
hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future lease (including, without limitation, oil, gas and mineral leases), license, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees, as applicable, of their obligations under any such leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject, however, to the provisions contained in Section 1.11 hereinbelow;
             ------------

     (I) All contracts and agreements now or hereafter entered into covering any part of the Land or the Improvements (collectively, the "Contracts") and all
                                                         ---------
revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Land or the Improvements (including plans, drawings, surveys, tests,


DEED OF TRUST AND SECURITY AGREEMENT - Page 2 reports, bonds and governmental approvals) or to the management or operation of any part of the Land or the Improvements;

     (J) All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Land or the Improvements;

     (K) All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including, without limitation, trademarks, trade names, service marks and symbols now or hereafter used in connection with any part of the Land or the Improvements, all names by which the Land or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Grantor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Land or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Land or the Improvements (collectively, the "General Intangibles");
                    -------------------

     (L) All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Land or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Land or the Improvements;

     (M) All building materials, supplies and equipment now or hereafter placed on the Land or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Land or the Improvements;

     (N) All right, title and interest of Grantor in any insurance policies or binders now or hereafter relating to the Property, including any unearned premiums thereon;

     (O) All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

     (P) All other or greater rights and interests of every nature in the Land or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Grantor.

     FOR THE PURPOSE OF SECURING:

     (1) The debt evidenced by that certain Promissory Note (such Promissory Note, together with any and all renewals, modifications, consolidations and
extensions thereof, is hereinafter referred to as the "       ") of even date
                                                       -------
with this Deed of Trust, made by Grantor to the order


DEED OF TRUST AND SECURITY AGREEMENT - Page 3 of Beneficiary in the principal face amount of together with interest as therein provided;

     (2) The debt evidenced by that certain Promissory Note (such Promissory Note, together with any and all renewals, modifications, consolidations and
extensions thereof, is hereinafter referred to as the "         ") of even date
                                                       ---------
with this Deed of Trust, made by to the order of Beneficiary in the principal face amount of together with interest as therein provided. For purposes of this Deed of Trust, the and the 4646 Note shall be referred to herein individually as a "Note" and collectively as the "Notes";
   ----                           -----

     (3) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note this Deed of
Trust, the Deed of Trust and Security Agreement (the "             ") executed
                                                      -------------
by in favor of Beneficiary, dated of even date herewith covering that certain property described in Exhibit "D" attached hereto and incorporated herein by
                      ----------
reference, and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the "Loan Documents"] and the payment of
                                             --------------
all other sums therein covenanted to be paid, including, without limitation, any applicable yield maintenance premiums;

     (4) Any and all additional advances made by Beneficiary to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Grantor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Grantor remains the owner of the Property at the time of such advances) together with interest as provided herein or in the other Loan Documents; and

     (5) Any and all other indebtedness now owing or which may hereafter be owing by Grantor to Beneficiary, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof, it being contemplated by Grantor and Beneficiary that Grantor may hereafter become so indebted to Beneficiary.

(All of the sums referred to in Paragraphs (1) through (5) above are herein
                                --------------------------
sometimes referred to as the "secured indebtedness" or the "indebtedness secured
                              --------------------          --------------------
hereby").
------

     TO HAVE AND TO HOLD the Property unto Trustee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof;


DEED OF TRUST AND SECURITY AGREEMENT - Page 4

     PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note, including, without limitation, any prepayment fees required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other indebtedness secured hereby shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, the liens, security interests, estates and rights granted by this Deed of Trust shall be satisfied and the estate, right, title and interest of Beneficiary in the Property shall cease, and upon payment to Beneficiary of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Beneficiary shall satisfy and release this Deed of Trust and the lien hereof by proper instrument.


                                   ARTICLE I
                              COVENANTS OF GRANTOR
                              --------------------

     For the purpose of further securing the indebtedness secured hereby and for the protection of the security of this Deed of Trust, for so long as the indebtedness secured hereby or any part thereof remains unpaid, Grantor covenants and agrees as follows:

     1.1  Warranties of Grantor.  Grantor, for itself and its successors and
          ---------------------
assigns, does hereby represent, warrant and covenant to and with Beneficiary, its successors and assigns, that:

          (a) Grantor has good and indefeasible fee simple title to the Property, subject only to those matters expressly set forth on Exhibit B
                                                               ---------
attached hereto and by this reference incorporated herein (the "Permitted
                                                                ---------
Exceptions"), and has full power and lawful authority to grant, bargain, sell,
----------
convey, assign, transfer and encumber its interest in the Property in the manner and form hereby done or intended. Grantor will preserve its interest in and title to the Property and will forever warrant and defend the same to Beneficiary against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure of this Deed of Trust and shall inure to the benefit of and be enforceable by Beneficiary in the event Beneficiary acquires title to the Property pursuant to any foreclosure;

          (b) No bankruptcy or insolvency proceedings are pending or contemplated by Grantor or, to the best knowledge of Grantor, against Grantor or by or against any endorser, cosigner or guarantor of the Note;

          (c) All reports, certificates, affidavits, statements and other data furnished by Grantor to Beneficiary in connection with the loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;


DEED OF TRUST AND SECURITY AGREEMENT - Page 5

          (d) The execution, delivery and performance of this Deed of Trust, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be, and are, binding and enforceable against Grantor in accordance with the respective terms thereof and do not contravene, result in a breach of or constitute (upon the giving of notice or the passage of time or both) a default under the partnership agreement, articles of incorporation or other organizational documents of Grantor or any contract or agreement of any nature to which Grantor is a party or by which Grantor or any of its property may be bound and do not violate or contravene any law, order, decree, rule or regulation to which Grantor is subject;

          (e) Grantor is not required to obtain any consent, approval or authorization from or to file any declaration or statement with, any governmental authority or agency in connection with or as a condition to the execution, delivery or performance of this Deed of Trust, the Note or the other Loan Documents which has not been so obtained or filed;

          (f) Grantor has obtained or made all necessary (i) consents, approvals and authorizations and registrations and filings of or with all governmental authorities and (ii) consents, approvals, waivers and notifications of partners, stockholders, creditors, lessors and other non-governmental persons and/or entities, in each case, which are required to be obtained or made by Grantor in connection with the execution and delivery of, and the performance by Grantor of its obligations under, the Loan Documents;

          (g) Grantor and, if Grantor is a partnership, the general partner of Grantor, have filed all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Grantor and its general partner, if any. Grantor and its general partner, if any, believe that their respective tax returns properly reflect the income and taxes of Grantor and said general partner, if any, for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit;

          (h) Grantor is not an "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA and the assets of Grantor do not
  -----
constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101;

          (i) The Land and the Improvements and the intended use thereof by Grantor comply with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Property. The Land and Improvements constitute a separate tax parcel for purposes of ad valorem taxation. The Land and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements;


DEED OF TRUST AND SECURITY AGREEMENT - Page 6

          (j) All utility services necessary and sufficient for the full use, occupancy, operation and disposition of the Land and the Improvements for their intended purposes are available to the Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements approved by Beneficiary;

          (k) All streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of the Land and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Land and the Improvements without further condition or cost to Grantor;

          (l) All curb cuts, driveways and traffic signals shown on the survey delivered to Beneficiary prior to the execution and delivery of this Deed of Trust are existing and have been fully approved by the appropriate governmental authority;

          (m) There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Grantor, (and, if Grantor is a partnership, any of its general partners or if Grantor is a limited liability company, any member of Grantor) or the Property which, if adversely determined, would materially impair either the Property or Grantor's ability to perform the covenants or obligations required to be performed under the Loan Documents;

          (n) The Property is free from delinquent water charges, sewer rents, taxes and assessments;

          (o) As of the date of this Deed of Trust, the Property is free from unrepaired damage caused by fire, flood, accident or other casualty;

          (p) As of the date of this Deed of Trust, no part of the Land or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or to Grantor's knowledge and belief, threatened or contemplated;

          (q) Grantor possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits adequate for the conduct of its business substantially as now conducted;

          (r) The Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition;

          (s) Grantor has delivered to Beneficiary true, correct and complete copies of all Contracts and all amendments thereto or modifications thereof;

          (t) Grantor and the Property are free from any past due obligations for sales and payroll taxes;


DEED OF TRUST AND SECURITY AGREEMENT - Page 7

          (u) There are no security agreements or financing statements affecting any of the Property other than (i) as disclosed in writing by Grantor to Beneficiary prior to the date hereof and (ii) the security agreements and financing statements created in favor of Beneficiary;

          (v) Grantor has delivered a true, correct and complete schedule (the "Rent Roll") of all leases affecting the Property (individually a "Lease" and
----------                                                         -----
collectively the "Leases") as of the date hereof, which accurately and
                  ------
completely sets forth in all material respects for each such Lease, the following: the name of the tenant, the lease expiration date, extension and renewal provisions, the base rent payable, and the security deposit held thereunder;

          (w) Each Lease constitutes the legal, valid and binding obligation of Grantor and, to the best of Grantor's knowledge and belief, is enforceable against the tenant thereof. No default exists, or with the passing of time or the giving of notice would exist, under any Lease which would, in the aggregate, have a material adverse effect on Grantor or the Property;

          (x) No tenant under any Lease has, of the date hereof, paid rent more than thirty (30) days in advance, and the rents under such Leases have not been waived, released, or otherwise discharged or compromised;

          (y) All work to be performed by Grantor under the Leases has been substantially performed, all contributions to be made by Grantor to the tenants thereunder have been made and all other conditions precedent to each such tenant's obligations thereunder have been satisfied;

          (z) Each tenant under a Lease has entered into occupancy of the demised premises;

          (aa) To the best of Grantor's knowledge and belief, each tenant is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors;

          (bb) No Lease or Contract or easement, right-of-way, permit or declaration (collectively, all such instruments are referred to hereinafter as "Property Agreements") provides any party with the right to obtain a lien or
--------------------
encumbrance upon the Property superior to the lien of this Deed of Trust;

          (cc) Grantor has not received or given any written communication which alleges that a default exists or, with the giving of notice or the lapse of time, or both, would exist under the provisions of any Property Agreement;

          (dd) Except as previously disclosed to Beneficiary in writing, there are no brokerage fees or commissions payable by Grantor with respect to the leasing of space at the Property and there are no management fees payable by Grantor with respect to the management of the Property;


DEED OF TRUST AND SECURITY AGREEMENT - Page 8

          (ee) Grantor is in compliance with all Lease requirements and legal requirements relating to security deposits;

          (ff) There are no outstanding options or rights of first refusal to purchase all or any portion of the Property or Grantor's ownership thereof. No condition exists whereby Grantor or any future owner of the Property may be required to purchase any other parcel of land which is subject to any Property Agreement or which gives any person or entity a right to purchase, or right of first refusal with respect to, the Property;

          (gg) The Property is free and clear of any mechanics' liens or liens in the nature thereof, and no rights are outstanding that under law would give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of this Deed of Trust, except those which are insured against by the title insurance policy insuring the lien of this Deed of Trust;

          (hh) To the extent required by Beneficiary, Grantor has delivered to Beneficiary true, correct and complete copies of all Property Agreements;

          (ii) No default exists or which, with the passing of time, or the giving of notice, or both would exist under any Property Agreement which would, in the aggregate, have a material adverse effect on the ability of Grantor to perform any obligations under any Loan Documents (collectively, a "Material
                                                                   --------
Adverse Effect");
--------------

          (jj) To the best knowledge of Grantor, no offset or any right of offset exists respecting continued contributions to be made by any party to any Property Agreement except as expressly set forth therein. Except as previously disclosed to Beneficiary in writing, no material exclusions or restrictions on the utilization, leasing or improvement of the Property (including non-compete agreements) exists in any Property Agreement;

          (kk) All work, if any, to be performed by Grantor under each of the Property Agreements has been substantially performed, all contributions to be made by Grantor to any party to such Property Agreements have been made, and all other conditions to such party's obligations thereunder have been satisfied;

          (ll) The Property is taxed separately without regard to any other real estate and constitutes a legally subdivided lot under all applicable legal requirements (or, if not subdivided, no subdivision or platting of the Property is required under applicable legal requirements), and for all purposes may be mortgaged, conveyed or otherwise dealt with as an independent parcel;

          (mm) The representations and warranties contained in this Deed of Trust, or the review and inquiry made on behalf of the Grantor therefor, have all been made by persons having the requisite expertise and knowledge to provide such representations and warranties. No statement or fact made by or on behalf of Grantor in this Deed of Trust or in any certificate, document or schedule furnished to Beneficiary pursuant hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not


DEED OF TRUST AND SECURITY AGREEMENT - Page 9 misleading (which may be to Grantor's best knowledge where so provided herein). There is no fact presently known to Grantor which has not been disclosed to Beneficiary which would have a Material Adverse Effect;

          (nn) The Property forms no part of any property owned, used or claimed by Grantor as a residence or business homestead and is not exempt from forced sale under the laws of the State of Texas. Grantor hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead; and

          (oo) Grantor has delivered to Beneficiary true, correct and complete copies of all Leases described in the Rent Roll.

     1.2  Defense of Title.  If, while this Deed of Trust is in force, the title
          ----------------
to the Property or the interest of Beneficiary therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Grantor, at Grantor's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Beneficiary, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Beneficiary determines that Grantor is not adequately performing its obligations under this Section, Beneficiary may, without limiting or waiving any other rights or remedies of Beneficiary hereunder, take such steps with respect thereto as Beneficiary shall deem necessary or proper and any and all costs and expenses incurred by Beneficiary in connection therewith, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     1.3  Performance of Obligations.  Grantor shall pay when due the principal
          --------------------------
of and the interest on the indebtedness evidenced by the Note. Grantor shall also pay all charges, fees and other sums required to be paid by Grantor as provided in the Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Grantor set forth in the Loan Documents in accordance with their terms.
Further, Grantor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Grantor in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Deed of Trust.

     1.4  Insurance.  Grantor shall, at Grantor's expense, maintain in force and
          ---------
effect on the Property at all times while this Deed of Trust continues in effect the following insurance:

          (a) "All-risk" coverage insurance against loss or damage to the Property from all-risk perils. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Grantor from time to


DEED OF TRUST AND SECURITY AGREEMENT - Page 10 time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Beneficiary's election, by reference to such indices, appraisals or information as Beneficiary determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Beneficiary's approval.

          (b) Commercial general liability insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $2,000,000.00 per occurrence, $4,000,000.00 aggregate (or $3,000,000.00 per occurrence, $6,000,000.00 aggregate, if the Property has an elevator) (inclusive of umbrella coverage) or such lesser amount as Beneficiary may accept, in its sole discretion, for bodily injury, personal injury and property damage. This policy must contain, but not be limited to, coverage for premises and operations liability, products and completed operations liability, contractual liability, hired and non-owned automobile liability, personal injury liability and property damage liability. During any construction on the Land, Grantor's general contractor for such construction shall also provide the insurance required in this Subsection (b). Beneficiary hereby retains the right to periodically
     --------------
review the amount of said liability insurance being maintained by Grantor and to require an increase in the amount of said liability insurance should Beneficiary deem an increase to be reasonably prudent under then existing circumstances.

          (c) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder.

          (d) If the Land or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance in an amount equal to one hundred (100%) of the replacement cost of the Improvements or the maximum amount of flood insurance available, whichever is the lesser.

          (e) During the period of any construction on the Land or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Beneficiary and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.


DEED OF TRUST AND SECURITY AGREEMENT - Page 11

          (f) Rental value or rental income insurance in amounts sufficient to compensate Grantor for all Rents and Profits during a period of not less than one year in which the Property may be damaged or destroyed.

          (g) Such other insurance on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Beneficiary against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

     All such insurance shall (i) be with insurers authorized to do business in the state within which the Land is located and who have and maintain a rating of at least the third (3rd) highest rating category of Moody's, Duff & Phelps, Fitch Investors or Standard & Poor's (or, at Lender's election, a Best Insurance Reports rating of A-V or better), (ii) contain the complete address of the Land (or a complete legal description), (iii) be for a term of at least one year,
(iv) contain deductibles no greater than $10,000.00 or as otherwise required by Beneficiary, and (v) be subject to the approval of Beneficiary as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates.

     Grantor shall as of the date hereof deliver to Beneficiary evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent evidencing such insurance satisfactory to Beneficiary. Grantor shall renew all such insurance and deliver to Beneficiary certificates evidencing such renewals at least thirty (30) days before any such insurance shall expire. Without limiting the required endorsements to insurance policies, Grantor further agrees that all such policies shall provide that proceeds thereunder shall be payable to Beneficiary, its successors and assigns, pursuant and subject to a mortgagee clause (without contribution) of standard form attached to, or otherwise made a part of, the applicable policy and that Beneficiary, its successors and assigns, shall be named as an additional insured under all liability insurance policies. Grantor further agrees that all such insurance policies: (i) shall provide for at least thirty (30) days' prior written notice to Beneficiary prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Beneficiary; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Beneficiary in accordance with the terms of such policy notwithstanding any act or negligence of Grantor which might otherwise result in forfeiture of such insurance; and (iii) shall either name Beneficiary as an additional insured or waive all rights of subrogation against Beneficiary. The delivery to Beneficiary of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies by Grantor to Beneficiary as further security for the indebtedness secured hereby. In the event of foreclosure of this Deed of Trust, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Grantor in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Beneficiary or other transferee in the event of such other transfer of title. Approval of any insurance by Beneficiary shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the


DEED OF TRUST AND SECURITY AGREEMENT - Page 12 event Grantor fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by this Deed of Trust or evidence of their renewal as required herein, Beneficiary may, but shall not be obligated to, procure such insurance and Grantor shall pay all amounts advanced by Beneficiary, together with interest thereon at the Default Interest Rate from and after the date advanced by Beneficiary until actually repaid by Grantor, promptly upon demand by Beneficiary. Any amounts so advanced by Beneficiary, together with interest thereon, shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Beneficiary shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Beneficiary has caused the insurance to be placed with the insurer after failure of Grantor to furnish such insurance.

     1.5  Payment of Taxes.  Grantor shall pay or cause to be paid, except to
          ----------------
the extent provision is actually made therefor pursuant to Section 1.6 of this
                                                           -----------
Deed of Trust, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property. Grantor shall furnish Beneficiary with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Grantor may in good faith, by appropriate proceedings and upon notice to Beneficiary, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) Beneficiary determines, in its subjective opinion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Beneficiary therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Grantor deposits in the Impound Account (as hereinafter defined) an amount determined by Beneficiary to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Grantor shall promptly cause to be paid any amount
--------  -------  ----
adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided further that in any event each such contest shall be concluded and the
-------- ------- ----
taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

     1.6  Tax and Insurance Impound Account.  Grantor shall establish and
          ---------------------------------
maintain at all times while this Deed of Trust continues in effect an impound account (the "Impound Account") with Beneficiary for payment of real estate
              ---------------
taxes and assessments and insurance on the Property and as additional security for the indebtedness secured hereby. Simultaneously with the execution hereof, Grantor shall deposit in the Impound Account an amount determined by Beneficiary to be necessary to ensure that there will be on deposit with Beneficiary an amount which, when added to the monthly payments subsequently required to be deposited with Beneficiary hereunder on account of real estate taxes, assessments and insurance premiums, will result in there being on deposit with Beneficiary in the Impound Account an amount sufficient to pay the next due annual installment of real estate taxes and assessment on the Property at least one (1) month prior to the delinquency date


DEED OF TRUST AND SECURITY AGREEMENT - Page 13 thereof (if paid in one installment) and the next due annual insurance premiums with respect to the Property at least one (1) month prior to the due date thereof (if paid in one installment). Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note, Grantor shall pay to Beneficiary, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other indebtedness secured hereby is fully paid and performed, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments that will next become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Grantor is required to maintain hereunder, each as estimated and determined by Beneficiary. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Impound Account shall be held by Beneficiary in the Impound Account to pay said taxes, assessments and insurance premiums in one installment before the same become delinquent. Grantor shall be responsible for ensuring the receipt by Beneficiary, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no default hereunder or under the other Loan Documents has occurred and is continuing, Beneficiary shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Beneficiary shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. The Impound Account shall not, unless otherwise explicitly required by applicable law, bear interest or be or be deemed to be escrow or trust funds, but, at Beneficiary's option and in Beneficiary's discretion, may either be held in a separate account or be commingled by Beneficiary with the general funds of Beneficiary. No interest on funds contained in the Impound Account shall be paid by Beneficiary to Grantor. The Impound Account is solely for the protection of Beneficiary and entails no responsibility on Beneficiary's part beyond the payment of taxes, assessments and insurance premiums following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Deed of Trust by Beneficiary, any funds in the Impound Account shall be turned over to the assignee and any responsibility of Beneficiary, as assignor, with respect thereto shall terminate. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Beneficiary for the purposes of the Impound Account, such excess may be credited by Beneficiary on subsequent payments to be made hereunder or, at the option of Beneficiary, refunded to Grantor. If, however, the Impound Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Grantor shall, within ten (10) days after receipt of written notice thereof, deposit with Beneficiary the full amount of any such deficiency. If Grantor shall fail to deposit with Beneficiary the full amount of such deficiency as provided above, Beneficiary shall have the option, but not the obligation, to make such deposit, and all amounts so deposited by Beneficiary, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. If there is a default under this Deed of


DEED OF TRUST AND SECURITY AGREEMENT - Page 14

Trust which is not cured within any applicable grace or cure period, Beneficiary may, but shall not be obligated to, apply at any time the balance then remaining in the Impound Account against the indebtedness secured hereby in whatever order Beneficiary shall subjectively determine. No such application of the Impound Account shall be deemed to cure any default hereunder. Upon full payment of the indebtedness secured hereby in accordance with its terms or at such earlier time as Beneficiary may elect, the balance of the Impound Account then in Beneficiary's possession shall be paid over to Grantor and no other party shall have any right or claim thereto.

     1.7  Intentionally Deleted.

     1.8  Security Interest Reserves.  As additional security for the payment
          --------------------------
and performance by Grantor of all duties, responsibilities and obligations under the Note and the other Loan Documents, Grantor hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Beneficiary, and hereby grants to Beneficiary a security interest in, (i) the Impound Account, the Lease Termination Payment Reserve, and the Repair and Remediation Reserve (collectively, the "Reserves"),
                                                                    --------
(ii) the accounts into which the Reserves have been deposited, (iii) all insurance on said accounts, (iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof, (vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing. Grantor hereby authorizes and consents to the account into which the Reserves have been deposited being held in Beneficiary's name or the name of any entity servicing the Note for Beneficiary and hereby acknowledges and agrees that Beneficiary, or at Beneficiary's election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Beneficiary herein may be delivered by Beneficiary at any time to the financial institution wherein the Reserves have been established, and Beneficiary, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Grantor hereby assumes all risk of loss with respect to amounts on deposit in the Reserves, except to the extent such loss is caused by the gross negligence or intentional misconduct of Beneficiary. Grantor hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Grantor's direction and is not the exercise by Beneficiary of any right of set-off or other remedy upon a default. Grantor hereby waives all right to withdraw funds from the Reserves. If a default shall occur hereunder or under any other of the Loan Documents which is not cured within any applicable grace or cure period, then Beneficiary may, without notice or demand on Grantor, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, attorneys' fees, costs and expenses) to the indebtedness evidenced by the Note or any other obligations of Grantor under the other Loan Documents in such manner as Beneficiary shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Grantor, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, or (C) exercise any


DEED OF TRUST AND SECURITY AGREEMENT - Page 15 other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any default hereunder or under the other Loan Documents.

     1.9  Casualty and Condemnation.  Grantor shall give Beneficiary prompt
          -------------------------
written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Beneficiary. Beneficiary may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries, and Beneficiary is hereby authorized, in its own name or in Grantor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Grantor shall from time to time deliver to Beneficiary any instruments required to permit such participation; provided, however, that Beneficiary shall not have
                           --------  -------  ----
the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note, and (ii) $250,000.00. Beneficiary shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

          (a) In the event that less than sixty percent (60%) of the Improvements located on the Land have been taken or destroyed, then if:

               (1) no default is then continuing hereunder or under any of the other Loan Documents and no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default hereunder or under any of the other Loan Documents, and

               (2) the Property can, in Beneficiary's judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of (i) six (6) months after the receipt of insurance proceeds or condemnation awards by either Grantor or Beneficiary, and (ii) the stated maturity date of the Note, and

               (3) all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Property as described in Section
                                                                    -------
     1.9(a)(2) above, and
     ---------

               (4) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Grantor, the full amount of which shall at Beneficiary's option have been deposited with Beneficiary) for such restoration or repair (including, without limitation, for any costs and expenses of Beneficiary to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and


DEED OF TRUST AND SECURITY AGREEMENT - Page 16

               (5) the economic feasibility of the Improvements after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property and debt service on the indebtedness secured hereby in full with the same coverage ratio considered by Beneficiary in its determination to make the loan secured hereby, and

               (6) Grantor shall have delivered to Beneficiary, at Grantor's sole cost and expense, an appraisal report in form and substance satisfactory to Beneficiary appraising the value of the Property as so restored or repaired to be not less than the appraised value of the Property considered by Beneficiary in its determination to make the loan secured hereby, and

               (7) Grantor so elects by written notice delivered to Beneficiary within five (5) days after settlement of the aforesaid insurance or condemnation claim,

then, Beneficiary shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Grantor therefor, to Grantor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Beneficiary in its discretion, with any remainder being applied by Beneficiary for payment of the indebtedness secured hereby in whatever order Beneficiary directs in its absolute discretion.

          (b) In all other cases, namely, in the event that sixty percent (60%) or more of the Improvements located on the Land have been taken or destroyed or Grantor does not elect to restore or repair the Property pursuant to clause (a)
                                                                     ----------
above, or otherwise fails to meet the requirements of clause (a) above, then, in
                                                      ----------
any of such events, Beneficiary shall elect, in Beneficiary's absolute discretion and without regard to the adequacy of Beneficiary's security, to do either of the following: (1) accelerate the maturity date of the Note and declare any and all indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the indebtedness secured hereby in whatever order Beneficiary directs in its absolute discretion, with any remainder being paid to Grantor, or
(2) notwithstanding that Grantor may have elected not to restore or repair the Property pursuant to the provisions of Section 1.9(a)(7) above, require Grantor
                                       -----------------
to restore or repair the Property in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the deposit by Grantor with Beneficiary, within thirty (30) days after demand therefor, of any deficiency necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Beneficiary's costs and expenses to be incurred in connection therewith, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors, in form and substance satisfactory to Beneficiary in its discretion, and apply the remainder of such sums toward such restoration and repair, with any


DEED OF TRUST AND SECURITY AGREEMENT - Page 17 balance thereafter remaining being applied by Beneficiary for payment of the indebtedness secured hereby in whatever order Beneficiary directs in its absolute discretion.

Any reduction in the indebtedness secured hereby resulting from Beneficiary's application of any sums received by it hereunder shall take effect only when Beneficiary actually receives such sums and elects to apply such sums to the indebtedness secured hereby and, in any event, the unpaid portion of the indebtedness secured hereby shall remain in full force and effect and Grantor shall not be excused in the payment thereof. Partial payments received by Beneficiary, as described in the preceding sentence, shall be applied first to the final payment due under the Note and thereafter to installments due under the Note in the inverse order of their due date. If Grantor elects or Beneficiary directs Grantor to restore or repair the Property after the occurrence of a casualty or partial taking of the Property as provided above, Grantor shall promptly and diligently, at Grantor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Grantor shall pay to Beneficiary all costs and expenses of Beneficiary incurred in administering said rebuilding, restoration or repair, provided that Beneficiary makes such proceeds or award available for such purpose. Grantor agrees to execute and deliver from time to time such further instruments as may be requested by Beneficiary to confirm the foregoing assignment to Beneficiary of any award, damage, insurance proceeds, payment or other compensation. Beneficiary is hereby irrevocably constituted and appointed the attorney-in-fact of Grantor (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof), with full power of substitution, subject to the terms of this Section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

     1.10 Construction Liens.  Grantor shall pay when due all claims and demands
          ------------------
of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Land or the Improvements; provided, however, that,
                                                      --------  -------
Grantor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Beneficiary and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Grantor shall contest any such claim or demand, Grantor shall promptly notify Beneficiary of such contest and thereafter shall, upon Beneficiary's request, promptly provide a bond, cash deposit or other security satisfactory to Beneficiary to protect Beneficiary's interest and security should the contest be unsuccessful. If Grantor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Beneficiary may do so and any and all expenses incurred by Beneficiary, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.


DEED OF TRUST AND SECURITY AGREEMENT - Page 18

     1.11 Rents and Profits.  As additional and collateral security for the
          -----------------
payment of the indebtedness secured hereby and cumulative of any and all rights and remedies herein provided for, Grantor hereby absolutely and presently assigns to Beneficiary all existing and future Rents and Profits. Grantor hereby grants to Beneficiary the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Grantor does hereby irrevocably make, constitute and appoint Beneficiary its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof). Beneficiary shall be without liability for any loss which may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of a default under this Deed of Trust which has not been cured within any applicable grace or cure period, Grantor shall have a license to collect and receive the Rents and Profits when due and prepayments thereof for not more than one (1) month prior to due date thereof. Upon the occurrence of a default hereunder which has not been cured within any applicable grace or cure period, Grantor's license shall automatically terminate without notice to Grantor and Beneficiary may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. From and after the termination of such license, Grantor shall be the agent of Beneficiary in collection of the Rents and Profits, and all of the Rents and Profits so collected by Grantor shall be held in trust by Grantor for the sole and exclusive benefit of Beneficiary, and Grantor shall, within one (1) business day after receipt of any Rents and Profits, pay the same to Beneficiary to be applied by Beneficiary as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Beneficiary shall constitute any assumption by Beneficiary of any obligations under any agreement relating thereto. Beneficiary is obligated to account only for such Rents and Profits as are actually collected or received by Beneficiary. Grantor irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Beneficiary of a default hereunder, pay said Rents and Profits to Beneficiary without liability to determine the actual existence of any default claimed by Beneficiary. Grantor hereby waives any right, claim or demand which Grantor may now or hereafter have against any such payor by reason of such payment of Rents and Profits to Beneficiary, and any such payment shall discharge such payor's obligation to make such payment to Grantor. All Rents and Profits collected or received by Beneficiary may be applied against all expenses of collection, including, without limitation, attorneys' fees, against costs of operation and management of the Property and against the indebtedness secured hereby, in whatever order or priority as to any of the items so mentioned as Beneficiary directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Beneficiary of any rights under this Section nor the application of any Rents and Profits to the secured indebtedness shall cure or be deemed a waiver of any default hereunder. The assignment of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property. Grantor has executed an Assignment of Leases and Rents dated of even date herewith (the "Assignment") in favor of Beneficiary
                                        ----------
covering all of the right, title and interest of Grantor, as landlord, lessor or licensor, in and to any leases, licenses and occupancy agreements relating to all or portions of the Property. All rights and remedies granted to Beneficiary under the


DEED OF TRUST AND SECURITY AGREEMENT - Page 19

Assignment shall be in addition to and cumulative of all rights and remedies granted to Beneficiary hereunder.

     1.12 Leases and Licenses.
          -------------------

          (a) Grantor covenants and agrees that it shall not enter into any lease affecting 5,000 square feet or more of the Property or having a term of more than 10 years without the prior written approval of Beneficiary, which approval shall not be unreasonably withheld. The request for approval of each such proposed new lease shall be made to Beneficiary in writing and shall state that, pursuant to the terms of this Deed of Trust, failure to approve or disapprove such proposed lease within ten (10) business days is deemed approval and Grantor shall furnish to Beneficiary (and any loan servicer specified from time to time by Beneficiary): (i) such biographical and financial information about the proposed tenant as Beneficiary may require in conjunction with its review, (ii) a copy of the proposed form of lease, and (iii) a summary of the material terms of such proposed lease (including, without limitation, rental terms and the term of the proposed lease and any options). It is acknowledged that Beneficiary intends to include among its criteria for approval of any such proposed lease the following: (1) such lease shall be with a bona-fide arm's-length tenant; (2) such lease shall not contain any rental or other concessions which are not then customary and reasonable for similar properties and leases in the market area of the Land; (3) such lease shall provide that the tenant pays for its expenses; (4) the rental shall be at least at the market rate then prevailing for similar properties and leases in the market areas of the Land; and (5) such lease shall contain subordination and attornment provisions in form and content acceptable to Beneficiary. Failure of Beneficiary to approve or disapprove any such proposed lease within ten (10) business days after receipt of such written request and all the documents and information required to be furnished to Grantor with such request shall be deemed approval, provided that the written request for approval specifically mentioned the same.

          (b) Prior to execution of any other leases of space in the Improvements after the date hereof, Grantor shall submit to Beneficiary, for Beneficiary's prior approval, which approval shall not be unreasonably withheld, a copy of the form lease Grantor plans to use in leasing such space in the Improvements or at the Property. All such leases of space in the Improvements or of any portion of the Property shall be on terms consistent with the terms for similar leases in the market area of the Land, shall provide for free rent only if the same is consistent with prevailing market conditions and shall provide for market rents then prevailing in the market area of the Land. Such leases shall also provide for security deposits in reasonable amounts. Grantor shall also submit to Beneficiary for Beneficiary's approval, which approval shall not be unreasonably withheld, prior to the execution thereof, any proposed lease, license or occupancy agreement of the Improvements or any portion thereof that differs materially and adversely from the aforementioned form lease.

     Without limitation to the foregoing, Grantor shall not execute any lease, license or occupancy agreement for all or a substantial portion of the Property, except for an actual occupancy by the tenant, lessee or licensee thereunder, and shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases, licenses and occupancy agreements with respect to the Property, now or hereafter existing, on the part of the


DEED OF TRUST AND SECURITY AGREEMENT - Page 20
landlord, lessor or licensor thereunder to be kept and performed. In addition to the requirements set forth in Section 1.18(c), Grantor shall furnish to
                              ---------------
Beneficiary, within ten (10) days after a request by Beneficiary to do so, a current rent roll, certified by Grantor as being true and correct, containing the names of all tenants, lessees and licensees with respect to the Property, the terms of their respective leases, licenses or occupancy agreements, the spaces occupied and the rentals or fees payable thereunder and the amount of each tenant's security deposit. Upon the request of Beneficiary, Grantor shall deliver to Beneficiary a copy of each such lease, license and occupancy agreement. Grantor shall not do or suffer to be done any act that might result in a default by the landlord, lessor or licensor under any such lease, license or occupancy agreement or allow the tenant, lessee or licensee thereunder to withhold payment or rent and, except as otherwise expressly permitted by the terms of Section 1.13 hereof, shall not further assign any such lease, license
         ------------
or occupancy agreement or any such rents. Grantor, at no cost or expense to Beneficiary, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under such leases. Grantor shall not, without the prior written consent of Beneficiary, modify any of the leases, terminate or accept the surrender of any leases, waive or release any other party from the performance or observance of any obligation or condition under such leases except with respect only to leases affecting less than 5,000 square feet and having a term of ten years or less, in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located. Grantor shall not permit the prepayment of any rents under any of the leases for more than one (1) month prior to the due date thereof.

          (c) Each lease, license and occupancy agreement executed after the date hereof affecting any of the Land or the Improvements must provide, in a manner approved by Beneficiary, that the tenant, lessee or licensee, as appropriate, will recognize as its landlord, lessor or licensor and attorn to any person succeeding to the interest of Grantor upon any foreclosure of this Deed of Trust or deed in lieu of foreclosure. Each such lease, license and occupancy agreement shall also provide that, upon request of said successor in interest, the tenant, lessee or licensee shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section; provided, however, that neither Beneficiary nor any successor-in-interest shall
--------  -------
be bound by any payment of rental for more than one (1) month in advance, or any amendment or modification of said lease or rental agreement made without the express written consent of Beneficiary or said successor-in-interest.

          (d) Upon the occurrence of a default under this Deed of Trust which is not cured within any applicable grace period, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Deed of Trust, forthwith, upon demand of Beneficiary, Grantor shall surrender to Beneficiary, and Beneficiary shall be entitled to take actual possession of, the Property or any part thereof personally, or by its agent or attorneys. In such event, Beneficiary shall have, and Grantor hereby gives and grants to Beneficiary, the right, power and authority to make and enter into leases, licenses and occupancy agreements with respect to the Property or portions thereof for such rents and for such periods of occupancy and upon conditions and provisions as Beneficiary may deem desirable in its sole discretion, and Grantor expressly acknowledges and agrees that the term of such


DEED OF TRUST AND SECURITY AGREEMENT - Page 21 lease, license or occupancy agreement may extend beyond the date of any foreclosure sale of the Property; it being the intention of Grantor that in such event Beneficiary shall be deemed to be and shall be the attorney-in-fact of Grantor for the purpose of making and entering into leases, licenses or occupancy agreements of parts or portions of the Property for the rents and upon the terms, conditions and provisions deemed desirable to Beneficiary in its sole discretion and with like effect as if such leases, licenses or occupancy agreements had been made by Grantor as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Deed of Trust. The power and authority hereby given and granted by Grantor to Beneficiary shall be deemed to be coupled with an interest, shall not be revocable by Grantor so long as any indebtedness secured hereby is outstanding, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof. In connection with any action taken by Beneficiary pursuant to this Section, Beneficiary shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Beneficiary in managing the Property, nor shall Beneficiary be obligated to perform or discharge any obligation, duty or liability under any lease, license or occupancy agreement covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Grantor shall, and does hereby, indemnify Beneficiary for, and hold Beneficiary harmless from, any and all claims, actions, demands, liabilities, loss or damage which may or might be incurred by Beneficiary under any such lease, license or occupancy agreement or under this Deed of Trust or by the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against Beneficiary by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such lease, license or occupancy agreement other than those finally determined to have resulted solely from the gross negligence or willful misconduct of Beneficiary. Should Beneficiary incur any such liability, the amount thereof, including, without limitation, costs, expenses and attorneys' fees, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately due and payable to Beneficiary by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Nothing in this Section shall impose on Beneficiary any duty, obligation or responsibility for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions of any such lease, license or occupancy agreement, nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Property by the tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Grantor hereby assents to, ratifies and confirms any and all actions of Beneficiary with respect to the Property taken under this Section.

     1.13 Alienation and Further Encumbrances.
          -----------------------------------

          (a) Grantor acknowledges that Beneficiary has relied upon the principals of Grantor and their experience in owning and operating properties similar to the Property in connection with the closing of the loan evidenced by the Note. Accordingly, except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in


DEED OF TRUST AND SECURITY AGREEMENT - Page 22

Section 5.6 hereof, in the event that the Property or any part thereof or
-----------
interest therein shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to tenants of space in the Improvements in accordance with the provisions of Section 1.12 hereof), assigned, pledged, mortgaged, further
              ------------
encumbered or otherwise transferred or Grantor shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Beneficiary being first obtained, which consent may be withheld in Beneficiary's sole discretion, then the same shall constitute a default hereunder and Beneficiary shall have the right, at its option, to declare any or all of the indebtedness secured hereby, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof. If such acceleration is during any period when a
   -----------
prepayment fee is payable pursuant to the provisions set forth in the Note, then, in addition to all of the foregoing, such prepayment fee shall also then be immediately due and payable to the same end as though Grantor were prepaying the entire indebtedness secured hereby on the date of such acceleration. For the purposes of this Section: (i) in the event either Grantor or any of its general partners is a corporation or trust, the sale, conveyance, transfer or disposition of more than 10% of the issued and outstanding capital stock of Grantor or any of its general partners or of the beneficial interest of such trust (or the issuance of new shares of capital stock in Grantor or any of its general partners so that immediately after such issuance the total capital stock then issued and outstanding is more than 110% of the total immediately prior to such issuance) shall be deemed to be a transfer of an interest in the Property; and (ii) in the event Grantor or any general partner of Grantor is a limited or general partnership, a joint venture or a limited liability company, a change in the ownership interests in any general partner, any joint venturer or any member, either voluntarily, involuntarily or otherwise, or the sale, conveyance, transfer, disposition, alienation, hypothecation or encumbering of all or any portion of the interest of any such general partner, joint venturer or member in Grantor or such general partner (whether in the form of a beneficial or partnership interest or in the form of a power of direction, control or management, or otherwise), shall be deemed to be a transfer of an interest in the Property. Notwithstanding the foregoing, however, (i) limited partnership interests in Grantor or in any general partner or member of Grantor shall be freely transferable without the consent of Beneficiary, and (ii) any involuntary transfer caused by the death, incompetence or dissolution of Grantor or any general partner, shareholder, joint venturer, member or beneficial owner of a trust shall not be a default under this Deed of Trust so long as Grantor is reconstituted, if required, following such death, incompetence or dissolution and so long as those persons responsible for the management of the Property remain unchanged after such death, incompetence or dissolution or any replacement management is approved by Beneficiary.

          (b) In the event that Beneficiary shall consent, without in any way implying any obligation on the part of Beneficiary to so consent, to a further encumbrance of the Property, the documents evidencing or creating such encumbrance shall be subject to the prior approval of Beneficiary and shall expressly provide, in addition to any other items required by Beneficiary, that:
(i) they are subordinate, secondary, junior and inferior in all respects to the lien of this Deed of Trust, to the security provided by the other Loan Documents and to any and all rights of Beneficiary set forth therein, including, without limitation, Beneficiary's right to payment under the Note and the rights of Beneficiary set forth herein with respect to any insurance proceeds and condemnation


DEED OF TRUST AND SECURITY AGREEMENT - Page 23 awards which are a part of the Property; and (ii) they shall remain subordinate, secondary, junior and inferior in all respects to any amendments, modifications, extensions or changes in this Deed of Trust and the other Loan Documents thereafter entered into by Beneficiary and Grantor or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby; and (iii) they are subordinate, secondary, junior and inferior in all respects to all existing and future leases of space in the Improvements, and the holder thereof shall, upon request of Beneficiary, specifically subordinate the lien of such encumbrance to all leases of space in the Improvements executed after the date of such encumbrance; and (iv) the holder of such subordinate deed of trust acknowledges and agrees that a conveyance of all or any portion of the Property to such holder by foreclosure, deed in lieu of foreclosure or otherwise shall constitute a default under this Deed of Trust.

          (c) Notwithstanding the foregoing provisions of this Section, Beneficiary shall consent to a one time sale, conveyance or transfer of the Property in its entirety (hereinafter, "Sale") to any person or entity provided
                                        ----
that each of the following terms and conditions are satisfied:

               (1) No default is then continuing hereunder or under any of the other Loan Documents;

               (2) Grantor gives Beneficiary written notice of the terms of such prospective Sale not less than sixty (60) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Beneficiary all such information concerning the proposed transferee of the Property (hereinafter, "Buyer") as Beneficiary would require in evaluating
                             -----
     an initial extension of credit to a borrower and pays to Beneficiary a non-refundable application fee in the amount of $2,500.00. Beneficiary shall have the right to approve or disapprove the proposed Buyer. In determining whether to give or withhold its approval of the proposed Buyer, Beneficiary shall consider the Buyer's experience and track record in owning and operating facilities similar to the Property, the Buyer's entity structure, the Buyer's financial strength, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that,
                                                   --------  -------
     notwithstanding Beneficiary's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Beneficiary determines to be commercially reasonable in Beneficiary's sole discretion and, if given, may be given subject to such conditions as Beneficiary may deem appropriate;

               (3) Grantor pays Beneficiary, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including, without limitation, attorneys' fees, incurred by Beneficiary in connection with the Sale, plus either (i) if the closing of such Sale occurs prior to the assignment of this Deed of Trust to any party other than a shareholder of Beneficiary, or any affiliate of such shareholder, an amount equal to one percent (1.0%) of the then outstanding principal balance of the Note, or (ii) if the closing of such Sale occurs on or subsequent to such assignment, the amount of $7,500.00;


DEED OF TRUST AND SECURITY AGREEMENT - Page 24

               (4) The Buyer assumes and agrees to pay the indebtedness secured hereby subject to the provisions of Section 5.26 hereof and, prior to or
                                         ------------
     concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Beneficiary may require;

               (5) Grantor and the Buyer execute, without any cost or expense to Beneficiary, new financing statements or financing statement amendments and any additional documents reasonably requested by Beneficiary;

               (6) Grantor delivers to Beneficiary, without any cost or expense to Beneficiary, such endorsements to Beneficiary's title insurance policy, hazard insurance endorsements or certificates and other similar materials as Beneficiary may deem necessary at the time of the Sale, all in form and substance satisfactory to Beneficiary, including, without limitation, an endorsement or endorsements to Beneficiary's title insurance policy insuring the lien of this Deed of Trust, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (4)
                                                                ----------------
     of this Section, with no additional exceptions added to such policy, and insuring that fee simple title to the Property is vested in the Buyer;

               (7) Grantor executes and delivers to Beneficiary, without any cost or expense to Beneficiary, a release of Beneficiary, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents, through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Beneficiary and shall be binding upon the Buyer;

               (8) Subject to the provisions of Section 5.26 hereof, such Sale
                                                ------------
     is not construed so as to relieve Grantor of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale, and Grantor executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate the ratification of said personal liability;

               (9) Such Sale is not construed so as to relieve any current guarantor or indemnitor of its obligations under any guaranty or indemnity agreement executed in connection with the loan secured hereby and each such current guarantor and indemnitor executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate the ratification of each such guaranty and indemnity agreement, provided that if the Buyer or a party associated with the Buyer approved by Beneficiary in its sole discretion assumes the obligations of the current guarantor or indemnitor under its guaranty or indemnity agreement and the Buyer or such party associated with the Buyer, as applicable, executes, without any cost or expense to Beneficiary, a new guaranty or indemnity agreement in form and substance satisfactory to

DEED OF TRUST AND SECURITY AGREEMENT - Page 25

     Beneficiary, then Beneficiary shall release the current guarantor or indemnitor from all obligations arising under its guaranty or indemnity agreement after the closing of such Sale;

               (10) The Buyer shall furnish, if the Buyer is a corporation, partnership, or other entity, all appropriate papers evidencing the Buyer's capacity and good standing, and the qualification of the signers to execute the assumption of the indebtedness secured hereby, which papers shall include certified copies of all documents relating to the organization and formation of the Buyer and of the entities, if any, which are partners or members of the Buyer. The Buyer and such constituent partners, members or shareholders of Buyer (as the case may be), as Beneficiary shall require, shall be single purpose, "bankruptcy remote" entities, whose formation documents shall be approved by counsel to Beneficiary.

               (11) The Buyer shall assume the obligations of Borrower under the management agreements pertaining to the Property; and

               (12) The Buyer shall furnish an opinion of counsel satisfactory to Beneficiary and its counsel (i) that the Buyer's formation documents provide for the matters described in Section 1.13(c)(10) hereof, (ii) that
                                          -------------------
     the assumption of the indebtedness evidenced hereby has been duly authorized, executed and delivered, and that the Loan Documents are valid, binding and enforceable against the Buyer in accordance with their terms,
     (iii) that the Buyer and any entity which is a controlling stockholder or general partner of Buyer, have been duly organized, and are in existence and good standing.

     1.14  Payment of Utilities, Assessments, Charges, Etc.  Grantor shall pay
           ------------------------------------------------
when due all utility charges which are incurred by Grantor or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Land and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Land and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

     1.15  Access Privileges and Inspections.  Beneficiary and the agents,
           ---------------------------------
representatives and employees of Beneficiary shall, subject to the rights of tenants, have full and free access to the Land and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Grantor relating to the Property. Grantor shall lend assistance to all such agents, representatives and employees of Beneficiary.

     1.16  Waste; Alteration of Improvements.  Grantor shall not commit, suffer
           ---------------------------------
or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Grantor shall maintain the Property in good condition and repair. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Beneficiary. Without the prior written consent of Beneficiary, Grantor shall not commence

DEED OF TRUST AND SECURITY AGREEMENT - Page 26 construction of any improvements on the Land other than improvements required for the maintenance or repair of the Property.

     1.17  Zoning.  Without the prior written consent of Beneficiary, Grantor
           ------
shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Land or the Improvements. Grantor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Land or the Improvements. Grantor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Grantor shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Property in full force and effect. Grantor shall operate the Property as an industrial office building for so long as the indebtedness secured hereby is outstanding. If, under applicable zoning provisions, the use of all or any part of the Land or the Improvements is or becomes a nonconforming use, Grantor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Beneficiary. Further, without Beneficiary's prior written consent, Grantor shall not file or subject any part of the Land or the Improvements to any declaration of condominium or co-operative or convert any part of the Land or the Improvements to a condominium, co-operative or other form of multiple ownership and governance.

     1.18  Financial Statements and Books and Records.  Grantor shall keep
           ------------------------------------------
accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Beneficiary and its duly authorized representatives shall have the right to examine, copy and audit Grantor's records and books of account at all reasonable times. So long as this Deed of Trust continues in effect, Grantor shall provide to Beneficiary, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Beneficiary as being true and correct by Grantor or the entity to which they pertain, as applicable, be prepared in accordance with generally accepted accounting principles consistently applied and be in form and substance acceptable to Beneficiary:

          (a) copies of all tax returns filed by Grantor (or on behalf of Grantor, if consolidated with any other affiliated entity), within thirty (30) days after the date of filing;

          (b) monthly operating statements for the Property, within fifteen (15) days after the end of each calendar month for the first twelve (12) calendar months of the Note, and within fifteen (15) days after the end of each March, June, September and December thereafter;

          (c) current rent rolls for the Property, within fifteen (15) days after the end of each March, June, September and December, provided, rent rolls shall be delivered monthly for the first twelve (12) calendar months of the Note;

          (d) annual balance sheets for the Property and annual financial statements for Grantor, each principal or general partner in Grantor, and each indemnitor and guarantor under any

DEED OF TRUST AND SECURITY AGREEMENT - Page 27 indemnity or guaranty executed in connection with the loan secured hereby, within ninety (90) days after the end of each calendar year; and

          (e) such other information with respect to the Property, Grantor, the principals, members or general partners in Grantor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, which may be requested from time to time by Beneficiary, within a reasonable time after the applicable request.

If any of the aforementioned materials are not furnished to Beneficiary within the applicable time periods or Beneficiary is dissatisfied with the contents of any of the foregoing, in addition to any other rights and remedies of Beneficiary contained herein, Beneficiary shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Beneficiary, in which event Grantor agrees to pay, or to reimburse Beneficiary for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit. Grantor agrees that any and all materials furnished hereunder are the property of Beneficiary (and Beneficiary's servicer) and may be released to such parties as Beneficiary or its servicer deems appropriate, including FNMA, FHLMC, DLJ Mortgage Acceptance Corp., Donaldson, Lufkin & Jenrette Securities Corporation and any affiliates, any issuer, underwriter, certificate holder or trustee with respect to securities issued in connection with the sale of this Deed of Trust or any rating agency responsible for rating such securities from time to time.

     1.19  Further Documentation.  Grantor shall, on the request of Beneficiary
           ---------------------
and at the expense of Grantor: (a) promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the contents of any of the other Loan Documents; (b) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (c) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Beneficiary to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (d) promptly furnish to Beneficiary, upon Beneficiary's request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Beneficiary and in form and substance supplied by Beneficiary, setting forth all amounts due under the Note, stating whether any event has occurred which, with the passage of time or the giving of notice or both, would constitute an event of default hereunder, stating whether any offsets or defenses exist against the indebtedness secured hereby and containing such other matters as Beneficiary may reasonably require.

DEED OF TRUST AND SECURITY AGREEMENT - Page 28

     1.20  Payment of Costs; Reimbursement to Beneficiary.  Grantor shall pay
           ----------------------------------------------
all costs and expenses of every character incurred in connection with the closing of the loan evidenced by the Note and secured hereby or otherwise attributable or chargeable to Grantor as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and attorneys' fees. If Grantor defaults in any such payment, which default is not cured within any applicable grace or cure period, Beneficiary may pay the same and Grantor shall reimburse Beneficiary on demand for all such costs and expenses incurred or paid by Beneficiary, together with such interest thereon at the Default Interest Rate from and after the date of Beneficiary's making such payment until reimbursement thereof by Grantor. Any such sums disbursed by Beneficiary, together with such interest thereon, shall be additional indebtedness of Grantor secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Further, Grantor shall promptly notify Beneficiary in writing of any litigation or threatened litigation affecting the Property, or any other demand or claim which, if enforced, could impair or threaten to impair Beneficiary's security hereunder. Without limiting or waiving any other rights and remedies of Beneficiary hereunder, if Grantor fails to perform any of its covenants or agreements contained in this Deed of Trust or in any of the other Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Beneficiary's interest in the Property or Beneficiary's right to enforce its security, then Beneficiary may, at its option, with or without notice to Grantor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Deed of Trust or to remedy the failure of Grantor to perform its covenants and agreements (without, however, waiving any default of Grantor). Grantor agrees to pay on demand all expenses of Beneficiary incurred with respect to the foregoing (including, but not limited to, fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Beneficiary incurs such expenses until reimbursement thereof by Grantor. Any such expenses so incurred by Beneficiary, together with interest thereon as provided above, shall be additional indebtedness of Grantor secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The necessity for any such actions and of the amounts to be paid shall be determined by Beneficiary in its discretion. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor. Grantor hereby acknowledges and agrees that the remedies set forth in this Section 1.20 shall be exercisable by Beneficiary,
                               ------------
and any and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Beneficiary after the filing by Grantor of a voluntary case or the filing against Grantor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in

DEED OF TRUST AND SECURITY AGREEMENT - Page 29 effect, which may be or become applicable to Grantor, Beneficiary, any guarantor or indemnitor, the secured indebtedness or any of the Loan Documents. Grantor hereby indemnifies and holds Beneficiary harmless from and against all loss, cost and expenses with respect to any default hereof, any liens (i.e., judgments, mechanics' and materialmen's liens, or otherwise), charges and encumbrances filed against the Property, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Land or the Improvements or any nuisance made or suffered thereon, including, in any case, attorneys' fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the indebtedness secured hereby. This Section shall not be construed to require Beneficiary to incur any expenses, make any appearances or take any actions.

     1.21  Security Interest.  This Deed of Trust is also intended to encumber
           -----------------
and create a security interest in, and Grantor hereby grants to Beneficiary a security interest in all sums on deposit with Beneficiary pursuant to the provisions of Section 1.6, Section 1.7, Section 1.8 and Exhibit C hereof or any
              -----------  -----------  -----------     ---------
other Section hereof and all fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "Collateral"),
                                                               ----------
whether or not the same shall be attached to the Land or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Land and the Improvements. The foregoing security interest shall also cover Grantor's leasehold interest in any of the foregoing property which is leased by Grantor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Grantor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Beneficiary. Grantor shall, from time to time upon the request of Beneficiary, supply Beneficiary with a current inventory of all of the property in which Beneficiary is granted a security interest hereunder, in such detail as Beneficiary may require. Grantor shall promptly replace all of the Collateral subject to the lien or security interest of this Deed of Trust when worn out or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Beneficiary, remove from the Land or the Improvements any of the Collateral subject to the lien or security interest of this Deed of Trust except such as is replaced by an article of equal suitability and value as above provided, owned by Grantor free and clear of any lien or security interest except that created by this Deed of Trust and the other Loan Documents and except as otherwise expressly permitted by the terms of Section 1.13 of this Deed of Trust. All of
                                    ------------
the Collateral shall be kept at the location of the Land except as otherwise required by the terms of the Loan Documents. Grantor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

     1.22  Security Agreement.  This Deed of Trust constitutes a security
           ------------------
agreement between Grantor and Beneficiary with respect to the Collateral in which Beneficiary is granted a security interest hereunder, and, cumulative of all other rights and remedies of Beneficiary hereunder, Beneficiary shall have all of the rights and remedies of a secured party under any applicable Uniform

DEED OF TRUST AND SECURITY AGREEMENT - Page 30

Commercial Code. Grantor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Grantor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Except with respect to Rents and Profits to the extent specifically provided herein to the contrary, Beneficiary shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property, and Grantor shall promptly deliver the same to Beneficiary, endorsed to Beneficiary, without further notice from Beneficiary. Grantor agrees to furnish Beneficiary with notice of any change in the name, identity, corporate structure, residence, or principal place of business or mailing address of Grantor within ten (10) days of the effective date of any such change. Upon the occurrence of any default hereunder not cured within any applicable grace or cure period, Beneficiary shall have the rights and remedies as prescribed in this Deed of Trust, or as prescribed by general law, or as prescribed by any applicable Uniform Commercial Code, all at Beneficiary's election. Any disposition of the Collateral may be conducted by an employee or agent of Beneficiary. Any person, including both Grantor and Beneficiary, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Beneficiary's attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Beneficiary shall have the right to enter upon the Land and the Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Grantor, upon demand of Beneficiary, shall assemble such property and make it available to Beneficiary at the Land, or at a place which is hereby deemed to be reasonably convenient to Beneficiary and Grantor. If notice is required by law, Beneficiary shall give Grantor at least ten (10) days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Grantor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Grantor. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to
            --------------
the sale of the Property hereunder as is required under said Section 3.1(e).
                                                             --------------
Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Beneficiary pursuant to any applicable Uniform Commercial Code:

          (a) In the event of a foreclosure sale, the Property may, at the option of Beneficiary, be sold as a whole; and

DEED OF TRUST AND SECURITY AGREEMENT - Page 31

          (b) It shall not be necessary that Beneficiary take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

          (c) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.

The name and address of Grantor (as Debtor under any applicable Uniform Commercial Code) are:

The name and address of Beneficiary (as Secured Party under any applicable Uniform Commercial Code) are:

                        Column Financial, Inc.
                        3414 Peachtree Road, N.E.
                        Suite 1140
                        Atlanta, Georgia  30326-1113

     1.23  Easements and Rights-of-Way.  Grantor shall not grant any easement or
           ---------------------------
right-of-way with respect to all or any portion of the Land or the Improvements without the prior written consent of Beneficiary. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Deed of Trust and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Beneficiary consents to the grant of an easement or right-of-way, Beneficiary agrees to grant such consent without charge to Grantor other than expenses, including, without limitation, attorneys' fees, incurred by Beneficiary in the review of Grantor's request and in the preparation of documents effecting the subordination.

     1.24  Compliance with Laws.  Grantor shall at all times comply with all
           --------------------
statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; provided, however, that, Grantor may, upon providing Beneficiary with security
--------  -------  ----
satisfactory to Beneficiary, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Grantor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates

DEED OF TRUST AND SECURITY AGREEMENT - Page 32 any lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

     1.25  Additional Taxes.  In the event of the enactment after this date of
           ----------------
any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust, mortgages or security agreements or debts secured by deeds of trust, mortgages or security agreements or the interest of the beneficiary, mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Deed of Trust or the indebtedness secured hereby or Beneficiary, then, and in any such event, Grantor, upon demand by Beneficiary, shall pay such taxes, assessments, charges or liens, or reimburse Beneficiary therefor; provided, however, that if in the
                                             --------  -------  ----
opinion of counsel for Beneficiary (a) it might be unlawful to require Grantor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Beneficiary may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable in full thirty (30) days from the giving of such notice.

     1.26  Secured Indebtedness.  It is understood and agreed that this Deed of
           --------------------
Trust shall secure payment of not only the indebtedness evidenced by the Note but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents, all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof. It is agreed that any future advances made by Beneficiary to or for the benefit of Grantor from time to time under this Deed of Trust or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Beneficiary, or otherwise, made for any purpose, within twenty (20) years from the date hereof, and all interest accruing thereon, shall be equally secured by this Deed of Trust and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Deed of Trust.

     1.27  Grantor's Waivers.  To the full extent permitted by law, Grantor
           -----------------
agrees that Grantor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the indebtedness secured hereby prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. Grantor, for Grantor and Grantor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel:
(a) waives, releases, relinquishes and forever forgoes all

DEED OF TRUST AND SECURITY AGREEMENT - Page 33 rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the secured indebtedness (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshalling of the assets of Grantor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Grantor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Property, for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of the indebtedness secured hereby out of the proceeds of sale of the Property in preference to every other claimant whatever. Further, Grantor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Deed of Trust or to collect any of the indebtedness secured hereby to the fullest extent permitted by law. Grantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Grantor, Grantor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C. (S)105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Beneficiary to enforce any rights of Beneficiary against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

     1.28  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
           ------------------------------------------------

          (a) GRANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL,
(I) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF TEXAS OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS DEED OF TRUST OR ANY OTHER OF THE LOAN DOCUMENTS, (II) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION PRESIDING OVER DALLAS COUNTY, TEXAS, (III) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (IV) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF BENEFICIARY TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). GRANTOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER

DEED OF TRUST AND SECURITY AGREEMENT - Page 34

LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE GRANTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5.5 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL
   -----------
CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

          (b) GRANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF BENEFICIARY OR GRANTOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, MANAGERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BENEFICIARY OR GRANTOR, IN EACH OR THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     1.29  Contractual Statute of Limitations.  Grantor hereby agrees that any
           ----------------------------------
claim or cause of action by Grantor against Beneficiary, or any of Beneficiary's directors, officers, employees, agents, accountants or attorneys, based upon, arising from or relating to the indebtedness secured hereby, or any other matter, cause or thing whatsoever, whether or not relating thereto, occurred, done, omitted or suffered to be done by Beneficiary or by Beneficiary's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Grantor by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one (1) year after Grantor first acquires or reasonably should have acquired knowledge of the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Beneficiary or any other person authorized to accept service of process on behalf of Beneficiary, within thirty (30) days thereafter. Grantor agrees that such one (1) year period of time is reasonable and sufficient time for a borrower to investigate and act upon any such claim or cause of action. The one
(1) year period provided herein shall not be waived, tolled or extended except by the specific written agreement of Beneficiary. This provision shall survive any termination of this Deed of Trust or any of the other Loan Documents.

     1.30  Management.  The management of the Property shall be by either:  (a)
           ----------
Grantor or an entity affiliated with Grantor approved by Beneficiary for so long as Grantor or said affiliated entity is managing the Property in a first class manner; or (b) a professional property management company approved by Beneficiary in its sole discretion. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Beneficiary in its sole discretion. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended without the prior written consent of

DEED OF TRUST AND SECURITY AGREEMENT - Page 35

Beneficiary. In the event of default hereunder or under any management contract then in effect, which default is not cured within any applicable grace or cure period, Beneficiary shall have the right to terminate, or to direct Grantor to terminate, such management contract upon thirty (30) days' notice and to retain, or to direct Grantor to retain, a new management agent approved by Beneficiary. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Grantor's liabilities and obligations with respect to this Deed of Trust and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Grantor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

     1.31  Hazardous Waste and Other Substances.
           ------------------------------------

          (a) Grantor hereby represents and warrants to Beneficiary that, as of the date hereof: (i) to the best of Grantor's knowledge, information and belief, the Property is not in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "Environmental Laws"), including,
                                          ------------------
without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S)9601 et seq. and 40 CFR (S)302.1 et seq.),
                                         -- ---                      -- ---
the Resource Conservation and Recovery Act of 1976 (42 U.S.C. (S)6901 et seq.),
                                                                      -- ---
The Federal Water Pollution Control Act (33 U.S.C. (S)1251 et seq. and 40 CFR
                                                           -- ---
(S)116.1 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. (S)1801
         -- ---
et seq.), the Texas Solid Waste Disposal Act (V.T.C.A. Health and Safety Code
-- ---
(S)361.001 et  seq.) and the Texas Water Code (V.T.C.A. Water Code (S)(S)26.001-
           --  ---
26.407), and the regulations promulgated pursuant to said laws, all as amended;
(ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances") are located on or have
                                   --------------------
been handled, generated, stored, processed or disposed of on or released or discharged from the Property (including underground contamination), except for those substances used by Grantor in the ordinary course of its business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances; (iv) there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property; (v) Grantor has received no notice of, and to the best of Grantor's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property, nor does Grantor know of any basis for such a claim; and (vi) Grantor has received no notice of and, to the best of Grantor's knowledge and belief, there has been no claim by any party that any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property, nor does Grantor know of any basis for such a claim.

DEED OF TRUST AND SECURITY AGREEMENT - Page 36

          (b) Grantor shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Grantor in the ordinary course of its business and in compliance with all Environmental Laws) and in compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants of space in the Improvements, and, without limiting the generality of the foregoing, during the term of this Deed of Trust, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

          (c) Grantor shall promptly notify Beneficiary if Grantor shall become aware of the possible existence of any Hazardous Substances on the Property or if Grantor shall become aware that the Property is or may be in direct or indirect violation of any Environmental Laws. Further, immediately upon receipt of the same, Grantor shall deliver to Beneficiary copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property. Grantor shall, promptly and when and as required by Beneficiary, at Grantor's sole cost and expense, take all actions as shall be necessary or advisable, in Beneficiary's discretion, for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Beneficiary) and, for any cleanup subject to risk reduction standards promulgated by the Texas Natural Resource Conservation Commission, in accordance with Risk Reduction Standard No. 1 [31 Tex. Adm. Code
(S)335.8(b)], and shall further pay or cause to be paid, at no expense to Beneficiary, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Grantor fails to do so, Beneficiary may, but shall not be obligated to, cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws (including Risk Reduction Standard No. 1) and any and all costs and expenses incurred by Beneficiary in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Grantor hereby grants to Beneficiary and its agents and employees access to the Property and a license to remove any items deemed by Beneficiary to be Hazardous Substances and to do all things Beneficiary shall deem necessary to bring the Property in conformance with Environmental Laws. GRANTOR COVENANTS AND AGREES, AT GRANTOR'S SOLE COST AND EXPENSE, TO INDEMNIFY, DEFEND (AT TRIAL AND APPELLATE LEVELS, AND WITH ATTORNEYS, CONSULTANTS AND EXPERTS ACCEPTABLE TO BENEFICIARY), AND HOLD BENEFICIARY HARMLESS FROM AND AGAINST ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS OR EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS',

DEED OF TRUST AND SECURITY AGREEMENT - Page 37

CONSULTANTS' AND EXPERTS' FEES AND DISBURSEMENTS ACTUALLY INCURRED IN INVESTIGATING, DEFENDING, SETTLING OR PROSECUTING ANY CLAIM, LITIGATION OR PROCEEDING) WHICH MAY AT ANY TIME BE IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST BENEFICIARY OR THE PROPERTY, AND ARISING DIRECTLY OR INDIRECTLY FROM OR OUT OF: (I) THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER OR AFFECTING ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, REGARDLESS OF WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF GRANTOR; (II) THE VIOLATION OF ANY ENVIRONMENTAL LAWS RELATING TO OR AFFECTING THE PROPERTY, WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF GRANTOR; (III) THE FAILURE BY GRANTOR TO COMPLY FULLY WITH THE TERMS AND CONDITIONS OF THIS SECTION 1.31; (IV) THE BREACH OF ANY REPRESENTATION OR
                   ------------
WARRANTY CONTAINED IN THIS SECTION 1.31; OR (V) THE ENFORCEMENT OF THIS SECTION
                           ------------                                 -------
1.31, INCLUDING, WITHOUT LIMITATION, THE COST OF ASSESSMENT, CONTAINMENT AND/OR
----
REMOVAL OF ANY AND ALL HAZARDOUS SUBSTANCES FROM ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, THE COST OF ANY ACTIONS TAKEN IN RESPONSE TO THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER OR AFFECTING ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS TO PREVENT OR MINIMIZE SUCH RELEASE OR THREAT OF RELEASE SO THAT IT DOES NOT MIGRATE OR OTHERWISE CAUSE OR THREATEN DANGER TO PRESENT OR FUTURE PUBLIC HEALTH, SAFETY, WELFARE OR THE ENVIRONMENT, AND COSTS INCURRED TO COMPLY WITH THE ENVIRONMENTAL LAWS IN CONNECTION WITH ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS. THE INDEMNITY SET FORTH IN THIS SECTION 1.31(C) SHALL
                                                       ---------------
ALSO INCLUDE ANY DIMINUTION IN THE VALUE OF THE SECURITY AFFORDED BY THE PROPERTY OR ANY FUTURE REDUCTION IN THE SALES PRICE OF THE PROPERTY BY REASON OF ANY MATTER SET FORTH IN THIS SECTION 1.31(C). BENEFICIARY'S RIGHTS UNDER THIS
                             ---------------
SECTION SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY AND SHALL BE IN ADDITION TO ALL OTHER RIGHTS OF BENEFICIARY UNDER THIS DEED OF TRUST, THE NOTE AND THE OTHER LOAN DOCUMENTS.

          (d) Upon Beneficiary's request, at any time after the occurrence of a default hereunder or at such other time as Beneficiary has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Environmental Laws, Grantor shall provide, at Grantor's sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Beneficiary indicating the presence or absence of Hazardous Substances on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Beneficiary indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Grantor fails to provide such inspection or audit within thirty (30) days after such request, Beneficiary may

DEED OF TRUST AND SECURITY AGREEMENT - Page 38 order the same, and Grantor hereby grants to Beneficiary and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

          (e) To the extent Beneficiary deems such advisable, Grantor shall establish and comply with an operations and maintenance program relative to the Property, in form and substance acceptable to Beneficiary, prepared by an environmental consultant acceptable to Beneficiary, which program shall address any Hazardous Substances (including, without limitation, asbestos containing
                                     ------------------
material or lead based paint) that may now or in the future be detected on the Property. Without limiting the generality of the preceding sentence, Beneficiary may require (i) periodic notices or reports to Beneficiary in form, substance and at such intervals as Beneficiary may specify, (ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (iii) at Grantor's sole expense, supplemental examination of the Property by consultants specified by Beneficiary, (iv) access to the Property by Beneficiary, its agent or servicer, to review and assess the environmental condition of the Property and Grantor's compliance with any operations and maintenance program, and (v) variation of the operations and maintenance program in response to the reports provided by any such consultants.

     1.32  INDEMNIFICATION; SUBROGATION.
           ----------------------------

          (a) GRANTOR SHALL INDEMNIFY, DEFEND AND HOLD BENEFICIARY HARMLESS
AGAINST: (I) ANY AND ALL CLAIMS FOR BROKERAGE, LEASING, FINDERS OR SIMILAR FEES WHICH MAY BE MADE RELATING TO THE PROPERTY OR THE SECURED INDEBTEDNESS, AND (II) ANY AND ALL LIABILITY, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES (INCLUDING BENEFICIARY'S REASONABLE ATTORNEYS' FEES, TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) OF WHATEVER KIND OR NATURE WHICH MAY BE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY BENEFICIARY IN CONNECTION WITH THE SECURED INDEBTEDNESS, THIS DEED OF TRUST, THE PROPERTY, OR ANY PART THEREOF, OR THE EXERCISE BY BENEFICIARY OF ANY RIGHTS OR REMEDIES GRANTED TO IT UNDER THIS DEED OF TRUST; PROVIDED, HOWEVER, THAT NOTHING HEREIN
                                        --------  -------
SHALL BE CONSTRUED TO OBLIGATE GRANTOR TO INDEMNIFY, DEFEND AND HOLD HARMLESS BENEFICIARY FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES ENACTED AGAINST, IMPOSED ON OR INCURRED BY BENEFICIARY BY REASON OF BENEFICIARY'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

          (b) IF BENEFICIARY IS MADE A PARTY DEFENDANT TO ANY LITIGATION OR ANY CLAIM IS THREATENED OR BROUGHT AGAINST

DEED OF TRUST AND SECURITY AGREEMENT - Page 39

BENEFICIARY CONCERNING THE SECURED INDEBTEDNESS, THIS DEED OF TRUST, THE PROPERTY, OR ANY PART THEREOF, OR ANY INTEREST THEREIN, OR THE CONSTRUCTION, MAINTENANCE, OPERATION OR OCCUPANCY OR USE THEREOF, THEN GRANTOR SHALL INDEMNIFY, DEFEND AND HOLD BENEFICIARY HARMLESS FROM AND AGAINST ALL LIABILITY BY REASON OF SAID LITIGATION OR CLAIMS, INCLUDING REASONABLE ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) AND EXPENSES INCURRED BY BENEFICIARY IN ANY SUCH LITIGATION OR CLAIM, WHETHER OR NOT ANY SUCH LITIGATION OR CLAIM IS PROSECUTED TO JUDGMENT. IF BENEFICIARY COMMENCES AN ACTION AGAINST GRANTOR TO ENFORCE ANY OF THE TERMS HEREOF OR TO PROSECUTE ANY BREACH BY GRANTOR OF ANY OF THE TERMS HEREOF OR TO RECOVER ANY SUM SECURED HEREBY, GRANTOR SHALL PAY TO BENEFICIARY ITS REASONABLE ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL, FEES, IF ANY) AND EXPENSES. THE RIGHT TO SUCH ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) AND EXPENSES SHALL BE DEEMED TO HAVE ACCRUED ON THE COMMENCEMENT OF SUCH ACTION, AND SHALL BE ENFORCEABLE WHETHER OR NOT SUCH ACTION IS PROSECUTED TO JUDGMENT. IF GRANTOR BREACHES ANY TERM OF THIS DEED OF TRUST, BENEFICIARY MAY ENGAGE THE SERVICES OF AN ATTORNEY OR ATTORNEYS TO PROTECT ITS RIGHTS HEREUNDER, AND IN THE EVENT OF SUCH ENGAGEMENT FOLLOWING ANY BREACH BY GRANTOR, GRANTOR SHALL PAY LENDER REASONABLE ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) AND EXPENSES INCURRED BY BENEFICIARY, WHETHER OR NOT AN ACTION IS ACTUALLY COMMENCED AGAINST GRANTOR BY REASON OF SUCH BREACH. ALL REFERENCES TO "ATTORNEYS" IN THIS SUBSECTION AND ELSEWHERE IN THIS DEED OF TRUST
               ---------
SHALL INCLUDE, WITHOUT LIMITATION, ANY ATTORNEY OR LAW FIRM ENGAGED BY BENEFICIARY AND BENEFICIARY'S IN-HOUSE COUNSEL, AND ALL REFERENCES TO "FEES AND
                                                                       --------
EXPENSES" IN THIS SUBSECTION AND ELSEWHERE IN THIS DEED OF TRUST SHALL INCLUDE,
--------
WITHOUT LIMITATION, ANY FEES OF SUCH ATTORNEY OR LAW FIRM AND ANY ALLOCATION CHARGES AND ALLOCATION COSTS OF BENEFICIARY'S IN-HOUSE COUNSEL.

          (c) A waiver of subrogation shall be obtained by Grantor from its insurance carrier and, consequently, Grantor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Grantor, the Property, Grantor's property or the property of others under Grantor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

     1.33  Covenants with Respect to Indebtedness, Operations, Fundamental
           ---------------------------------------------------------------
Changes of Grantor.  Grantor represents, warrants and covenants as of the date
------------------
hereof and until such time as the indebtedness secured hereby is paid in full, that Grantor:

DEED OF TRUST AND SECURITY AGREEMENT - Page 40

          (a) does not own and will not own any encumbered asset other than (i) the Property, and (ii) incidental personal property necessary for the operation of the Property;

          (b) is not engaged and will not engage in any business other than the ownership, management and operation of the Property;

          (c) will not enter into any contract or agreement with any general partner, member or manager, principal or affiliate of Grantor or any affiliate of any general partner, member or manager of Grantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

          (d) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the secured indebtedness, and (ii) affiliate advances or trade payables or accrued expenses incurred in the ordinary course of business of operating the Property; no debt of Grantor whatsoever may be secured (senior, subordinate or pari passu) by the Property except the Indebtedness;

          (e) has not made and will not make any loans or advances to any third party (including any affiliate of Grantor, any general partner of Grantor or any indemnitor or guarantor);

          (f) is and will be solvent and pay its debts and liabilities (including employment and overhead expenses) from its assets as the same shall become due;

          (g) has done or caused to be done and will do all things necessary to preserve its existence, and will not, nor will any partner, limited or general, shareholder or member thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, articles of organization or operating agreement in a manner which adversely affects Grantor's existence as a single purpose entity;

          (h) will conduct and operate its business as presently conducted and operated;

          (i) will maintain books and records and bank accounts separate from those of its affiliates, including its general partners or members;

          (j) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate, any general partner or member of Grantor or any affiliate of the general partner or member of the Grantor or any indemnitor or guarantor) and shall maintain and use separate stationery, invoices and checks;

          (k) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

DEED OF TRUST AND SECURITY AGREEMENT - Page 41

          (l) will not seek the dissolution or winding up, in whole or in part, of Grantor;

          (m) will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any entity;

          (n) will not commingle the funds and other assets of Grantor with those of any general partner, member or affiliate or any other person;

          (o) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;

          (p) does not and will not hold itself out to be responsible for the debts or obligations of any other person; and

          (q) shall comply with the provisions of its articles of incorporation, articles of organization, by-laws, operating agreement or partnership agreement, as applicable.

     1.34  Handicapped Access.
           ------------------

          (a) Grantor agrees that the Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the American with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "Access Laws").
                -----------

          (b) Notwithstanding any provisions set forth herein or in any other documents regarding Beneficiary's approval of alterations of the Property, Grantor shall not alter the Property in any manner which would increase Grantor's responsibilities for compliance with the applicable Access Laws without the prior written approval of Beneficiary. The foregoing shall apply to tenant improvements constructed by Grantor or by any of its tenants.
Beneficiary may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to Beneficiary.

          (c) Grantor agrees to give prompt notice to Beneficiary of the receipt by Grantor of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

     1.35  Expense Reimbursement.  Grantor shall reimburse Beneficiary for any
           ---------------------
and all costs and expenses incurred by Beneficiary with respect to the administration of the indebtedness secured hereby including, without limitation, the fees of Beneficiary's legal counsel. Without limiting the generality of the foregoing sentence, it is expressly agreed that Grantor shall reimburse Beneficiary

DEED OF TRUST AND SECURITY AGREEMENT - Page 42
with respect to any fees or expenses incurred by Beneficiary with respect to the administration of the Reserves, ad valorem tax disputes, insurance concerns or the evaluation of any proposed Sale pursuant to Section 1.13 hereof or other
                                                ------------
assignment or conveyance.

     1.36  Defeasance.
           ----------

          (a) Notwithstanding anything to the contrary contained in the Notes, this Deed of Trust or the Loan Documents, at any time after the third (3rd) anniversary of date hereof, and provided no Event of Default has occurred and is continuing (unless Beneficiary shall otherwise consent, in its sole discretion), Grantor shall have the right to obtain the release of the Property from the lien of this Deed of Trust and the other Loan Documents upon the satisfaction of the following conditions precedent:

               (1) not less than thirty (30) days' prior written notice to the Beneficiary specifying a regular payment date under the 4647 Note (the "Defeasance Election Date") on which the Defeasance Deposit (hereinafter
     -------------------------
     defined) is to be made;

               (2) the remittance to the Beneficiary on the related Defeasance Election Date of interest accrued and unpaid on the outstanding principal amount of the 4647 Note to and including the Defeasance Election Date and the scheduled amortization payment due on such Defeasance Election Date, together with all other amounts then due and payable under the Notes, this Deed of Trust and the other Loan Documents;

               (3) the irrevocable deposit with the Beneficiary of an amount (the "Defeasance Deposit") of U.S. Government Securities (hereinafter
           ------------------
     defined), determined by Beneficiary, which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, cash in an amount sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Beneficiary, to pay and discharge the Scheduled Defeasance Payments (hereinafter defined);

               (4) the delivery on or prior to the Defeasance Election Date to the Beneficiary of:

               (A) a security agreement, in form and substance satisfactory to the Beneficiary, creating a first priority lien on the Defeasance Deposit (the "Defeasance Security Agreement");
                         -----------------------------

               (B) a release of the Property from the lien of this Deed of Trust, the Assignment of Leases and Rents executed by Grantor dated as of the date hereof made by Grantor to Beneficiary (the "Assignment
                                                                      ----------
           of Leases") and any UCC Financing Statements executed by Grantor
           ---------
           relating thereto (for execution by the

DEED OF TRUST AND SECURITY AGREEMENT - Page 43

          Beneficiary) in a form appropriate for cancellation of such documents in the jurisdiction in which the Property is located;

               (C) certificate of an officer of the general partner of Grantor certifying that the requirements set forth in this subparagraph (a)
                                                             ----------------
          have been satisfied;

               (D) an opinion of counsel for Grantor in form and substance satisfactory to the Beneficiary to the effect that the Beneficiary has a perfected first priority security interest in the Defeasance Deposit;

               (E) such other certificates, document or instruments as the Beneficiary may reasonably request; and

               (5) the payment by Grantor to Beneficiary of all reasonable out-of-pocket costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred or anticipated to be incurred by Beneficiary in connection with the release of the Property from the lien of this Deed of Trust and the other Loan Documents pursuant to this Section
                                                                      -------
     1.36 including, without limitation, Beneficiary's determination of whether
     ----
     Grantor has satisfied all of the related conditions and requirements set forth in this Section 1.36.
                   ------------

          (b) Upon completion with the requirements of subparagraph (a) above,
                                                       ----------------
the Property shall be released from the lien of this Deed of Trust, the Assignment of Leases and any UCC Financing Statements related thereto, the obligations hereunder and under the other Loan Documents with respect to the Property shall no longer be applicable and the Defeasance Deposit, together with Lender's lien (if any) on the Property (as defined herein), shall be the sole source of collateral securing the Note.  The Beneficiary shall apply the Defeasance Deposit and the payments received therefrom to the payment of all scheduled principal and interest payments (the "Scheduled Defeasance Payments")
                                                -----------------------------
due on all successive payment dates under the Note after the Defeasance
Election Date, including the payment due on the Preferred Prepayment Date (as defined in the Note), assuming for the purposes of this Section 1.36 that
                                                             ------------
all outstanding principal and interest will be due and payable in full on the Preferred Prepayment Date. Grantor, pursuant to the Defeasance Security Agreement or other appropriate document, shall direct that the payments received from the Defeasance Deposit shall be made directly to Beneficiary and applied to satisfy the obligations of Grantor under the Note. In connection with such release, if Grantor shall continue to own any assets other than the Defeasance Deposit, Grantor shall establish or designate a single-purpose, bankruptcy-remote successor entity acceptable to Beneficiary (the "Successor Grantor"),
                                                        -----------------
with respect to which a nonconsolidation opinion satisfactory in form and substance to Beneficiary has been delivered to Beneficiary (if such nonconsolidation opinion was required of Grantor in connection with the origination of the indebtedness secured hereby) in which case Grantor shall transfer and assign to the Successor Grantor all obligations, rights and duties under the Note and the Defeasance Security Agreement, together with the pledged Defeasance Deposit. The Successor Grantor shall assume the obligations of Grantor under the Note and the Defeasance Security Agreement, and Grantor shall be relieved of its obligations hereunder and

DEED OF TRUST AND SECURITY AGREEMENT - Page 44 thereunder. Grantor shall pay One Thousand and No/100 Dollars ($1,000.00) to the Successor Grantor as consideration for assuming such Grantor obligations.

          (c) As used herein, the term "U.S. Government Securities" shall mean
                                        --------------------------
securities that are (i) direct obligations of the United States of America for the full and timely payment of which its full faith and credit is pledged or
(ii) obligations of an entity controlled or supervised by and acting as an agency or instrumentality and guaranteed as a full faith and credit obligation which shall be fully and timely paid by the United States of America, which in either case are not callable or redeemable at the option of the issuer thereof (including a depository receipt issued by a bank (as defined in Section 3(a)(2) of the United States Securities Act)) as custodian with respect to any such U.S. Governmental Securities or a specific payment of principal of or interest on any such U.S. Governmental Securities held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the securities or the specific payment of principal of or interest on the securities evidenced by such depository receipt.


                                   ARTICLE II
                               EVENTS OF DEFAULT
                               -----------------

     2.1  Events of Default.  The occurrence of any of the following events
          -----------------
shall be a default hereunder:

          (a) Grantor fails to punctually perform any covenant, agreement, obligation, term or condition hereof which requires payment of any money to Beneficiary (except those regarding payments to be made under the 4646 Note or the 4647 Note, which failure is subject to any grace periods set forth in such Notes).

          (b) Grantor fails to provide insurance as required by Section 1.4
                                                                -----------
hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.16 or Section 1.31 hereof.
                       ------------    ------------

          (c) Grantor fails to perform any other covenant, agreement, obligation, term or condition set forth herein, other than those otherwise described in this Section 2.1, and, to the extent such failure or default is
                  -----------
susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Beneficiary to Grantor; provided, however, that if such default is susceptible of cure but such cure
--------  -------
cannot be accomplished with reasonable diligence within said period of time, and if Grantor commences to cure such default promptly after receipt of notice thereof from Beneficiary, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

DEED OF TRUST AND SECURITY AGREEMENT - Page 45

          (d) Any representation or warranty made herein, in or in connection with any application or commitment relating to the loan evidenced by the Note, or in any of the other Loan Documents to Beneficiary by Grantor, by any principal, general partner or member in Grantor or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby is determined by Beneficiary to have been false or misleading in any material respect at the time made.

          (e) There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Property, Grantor, its general partners or members, or any portion thereof or any interest therein, in violation of Section 1.13 hereof.
                ------------

          (f) A default occurs under any of the other Loan Documents, including without limitation, those documents which evidence, secure or pertain to the 4646 Note (the "4646 Loan Documents") which has not been cured within any
                -------------------
applicable grace or cure period therein provided.

          (g) Grantor, any principal, member or general partner in Grantor or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Grantor, for any such principal, member or general partner of Grantor or for any such indemnitor or guarantor or for a substantial part of the assets of Grantor, of any such principal, member or general partner of Grantor or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

          (h) A petition is filed or any case, proceeding or other action is commenced against Grantor, against any principal, member or general partner of Grantor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction, whether now or hereafter in effect, or a court of competent jurisdiction enters an order for relief against Grantor, against any principal, member or general partner of Grantor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Grantor, of any such principal, member or general partner of Grantor or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Grantor, for any such principal, member or general partner of Grantor or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Grantor, of any such principal, member or general partner of Grantor or of any such



DEED OF TRUST AND SECURITY AGREEMENT - Page 46 indemnitor or guarantor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

          (i) The Property or any part thereof shall be taken on execution or other process of law in any action against Grantor.

          (j) Grantor abandons all or a portion of the Property.

          (k) The holder of any lien or security interest on the Property (without implying the consent of Beneficiary to the existence or creation of any such lien or security interest), whether superior or subordinate to this Deed of Trust or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

          (l) The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby and Beneficiary determines (in its subjective determination) that it is not adequately protected from any loss, damage or risk associated therewith.

          (m) Any dissolution, termination, partial or complete liquidation, merger or consolidation of Grantor, any of its principals, members, managers or any general partner.


                                  ARTICLE III
                                   REMEDIES
                                   --------

     3.1  Remedies Available.  If there shall occur a default under this Deed of
          ------------------
Trust, and such default has not been cured within any applicable grace or cure period, then this Deed of Trust is subject to foreclosure as provided by law and Beneficiary may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

          (a) Acceleration.  Accelerate the maturity date of each of the Notes
              ------------
and declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice or action of any kind whatever (each of which is hereby expressly waived by Grantor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of such Note and any applicable prepayment fee provided for in such Note shall then be immediately due and payable.

          (b) Entry on the Property.  Either in person or by agent, with or
              ---------------------
without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or


DEED OF TRUST AND SECURITY AGREEMENT - Page 47 with such force as is permitted by law and without notice or process or with such notice or process as is required by law, unless such notice and process is waivable, in which case Grantor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Beneficiary's judgment to complete any unfinished construction on the Land, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof, and all sums expended by Beneficiary therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Beneficiary by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

          (c) Collect Rents and Profits.  With or without taking possession of
              -------------------------
the Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

          (d) Appointment of Receiver.  Upon, or at any time prior or after,
              -----------------------
initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Grantor and without regard to the adequacy of the Property for the repayment of the indebtedness secured hereby or the solvency of Grantor or any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to such appointment, waive any and all notices of and defenses to such appointment and agree not to oppose any application therefor by Beneficiary, but nothing herein is to be construed to deprive Beneficiary of any other right, remedy or privilege Beneficiary may now have under the law to have a receiver appointed, provided, however, that the
                                                 --------  -------
appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Beneficiary to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership
                                         -----------
shall, at the option of Beneficiary, continue until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Deed of Trust or deed in lieu of foreclosure.

          (e) Foreclosure.  Immediately commence an action to foreclose this
              -----------
Deed of Trust or to specifically enforce its provisions with respect to the indebtedness secured hereby, pursuant to the statutes in such case made and provided, and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Beneficiary.

              (1) Should Beneficiary have elected to accelerate the indebtedness secured hereby, Beneficiary may initiate foreclosure of the Property by requesting the


DEED OF TRUST AND SECURITY AGREEMENT - Page 48

     Trustee to effectuate a non-judicial foreclosure sale. The Trustee of this Deed of Trust shall then sell, or offer for sale, the Property at public sale to the highest bidder for cash during a three hour period between the hours of ten o'clock a.m. and four o'clock p.m. whose earliest point in time is specified, on the first Tuesday of any month, at the area officially designated for holding such sales at the courthouse of any county in the State of Texas in which any part of the Property is situated, after having given notice of the date, the time period, place and terms of said sale in accordance with the laws of the State of Texas then in force and governing said sales of real property and improvements under powers conferred by deeds of trust. The Property shall be sold by posting, or causing to be posted, at least twenty-one (21) consecutive days prior to the date of said sale, written or printed notice thereof at the courthouse door in each of the counties in which the Property is situated, designating the county where the Property will be sold and designating the date, the time period, the place and the terms of sale. A copy of such notice shall also be filed in the office of the County Clerk in each county of the State of Texas in which any part of the Property is situated at least twenty-one
     (21) consecutive days before the date of said sale of the Property. Beneficiary shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor Trustee, or by any receiver or public officer. Any Beneficiary purchasing at any such sale shall have the right to credit the secured indebtedness owing to such Beneficiary upon the amount of its bid entered at such sale to the extent necessary to satisfy such bid. Said Trustee may appoint an attorney-in-fact to act in its stead as Trustee to conduct sale as hereinbefore provided. Grantor authorizes and empowers the Trustee to sell the Property, in lots or parcels or as a whole, and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto of the estate of title then existing on the Property and bills of sale with covenants of general warranty. Grantor binds himself to warrant and forever defend the title of such purchaser or purchasers when so made by the Trustee, and agrees to accept proceeds of said sale, if any, which are payable to Grantor as provided herein. In addition to the posting and filing of notices hereinabove provided, and for so long as required by law, no foreclosure under the power of sale herein contained shall be held unless Beneficiary, at least twenty-one (21) days preceding the date of sale and in the manner prescribed by law, shall have served written notice of the proposed sale which designates the County where the Property will be sold and designates the date, time period, the place and the terms of sale by certified mail on Grantor. Service of such a notice by certified mail shall be completed upon deposit of such notice, postage prepaid and properly addressed to each such person or entity at the address for Grantor indicated on the first page of this Deed of Trust, in a Post Office of the United States Postal Service or in an official depository under the care and custody of the United States Postal Service. The affidavit of a person knowledgeable of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.

               (2) Should Beneficiary have not elected to accelerate the indebtedness secured hereby, Beneficiary may nonetheless proceed with foreclosure in satisfaction of such default, either through the courts or by directing the Trustee to proceed as if under a full foreclosure, conducting sale as hereinbefore provided, but without declaring the entire indebtedness secured by this Deed of Trust due, and provided that if said sale is made


     DEED OF TRUST AND SECURITY AGREEMENT - Page 49 because of such default, such sale may be made subject to the unmatured part of the secured indebtedness. Such sale, if so made, shall not in any manner affect the unmatured part of the debt secured by this Deed of Trust, but as to such unmatured part, this Deed of Trust shall remain in full force as though no sale had been made. Several sales may be made without exhausting the right of sale with respect to any unmatured part of the secured indebtedness, it being the purpose and intent hereof to provide for a foreclosure and the sale of the Property for any matured portion of said secured indebtedness without exhausting the power of foreclosure.

               (3) In the event foreclosure proceedings are instituted by Beneficiary, all expenses incident to such proceedings, including, but not limited to, attorneys' fees and costs, shall be paid by Grantor and secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), attorneys' fees and any other amounts due and unpaid to Beneficiary under the Loan Documents, may be bid by Beneficiary in the event of a foreclosure sale hereunder.

          (f) Judicial Remedies.  Proceed by suit or suits, at law or in equity,
              -----------------
instituted by Beneficiary, or Trustee, upon written request of Beneficiary, to enforce the payment of the indebtedness secured hereby or the other obligations of Grantor hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other non-judicial remedies available to the Beneficiary with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of the Beneficiary.

          (g) Other.  Exercise any other right or remedy available hereunder,
              -----
under any of the other Loan Documents or at law or in equity.

     3.2  Application of Proceeds.  To the fullest extent permitted by law, the
          -----------------------
proceeds of any sale under this Deed of Trust shall be applied, to the extent funds are so available, to the following items in such order as Beneficiary in its discretion may determine:

          (a) To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Beneficiary's right and remedies hereunder and under the other Loan Documents, including, but not limited to, a reasonable fee to the Trustee, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, title charges and transfer taxes.



DEED OF TRUST AND SECURITY AGREEMENT - Page 50

          (b) To payment of all sums expended by Beneficiary under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

          (c) To payment of the secured indebtedness and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Beneficiary chooses in its sole discretion.

          (d) The remainder, if any, of such funds shall be disbursed to Grantor or to the person or persons legally entitled thereto.

     3.3  Right and Authority of Receiver or Beneficiary in the Event of
          --------------------------------------------------------------
Default; Power of Attorney.  Upon the occurrence of a default hereunder, which
--------------------------
default is not cured within any applicable grace or cure period, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver
                         --------------
pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be
            --------------
prudent and reasonable under the circumstances in Beneficiary's or the receiver's sole discretion, all at Grantor's expense, Beneficiary or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Grantor and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Beneficiary may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Beneficiary's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Beneficiary as attorney-in-fact and agent of Grantor or in its own name as Beneficiary, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (1) collect and receive the Rents and Profits from the Property;
(m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Grantor or Beneficiary; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and


DEED OF TRUST AND SECURITY AGREEMENT - Page 51

Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Beneficiary by this Deed of Trust; and (r) do any acts which Beneficiary in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Deed of Trust. This Deed of Trust shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Grantor or Beneficiary, at the request of Beneficiary, to pay all amounts owing under any lease, contract, concession, license or other agreement to Beneficiary without proof of the default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Grantor in so doing) any request, notice or demand by Beneficiary for the payment to Beneficiary of any Rents and Profits or other sums which may be or thereafter become due under its lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any default under this Deed of Trust or under any of the other Loan Documents has actually occurred or is then existing. Grantor hereby constitutes and appoints Beneficiary, its assignees, successors, transferees and nominees, as Grantor's true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Grantor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any indebtedness secured hereby is outstanding. Any money advanced by Beneficiary in connection with any action taken under this Section 3.3, together with interest thereon at the
                        -----------
Default Interest Rate from the date of making such advancement by Beneficiary until actually paid by Grantor, shall be a demand obligation owing by Grantor to Beneficiary and shall be secured by this Deed of Trust and by every other instrument securing the secured indebtedness.

     3.4  Occupancy After Foreclosure.  In the event there is a foreclosure sale
          ---------------------------
hereunder and at the time of such sale, Grantor or Grantor's representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Grantor (except tenants of space in the Improvements subject to leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Beneficiary or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Land is located.

     3.5  Notice to Account Debtors.  Beneficiary may, at any time after a
          -------------------------
default hereunder, which default is not cured within any applicable grace or cure period, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness



DEED OF TRUST AND SECURITY AGREEMENT - Page 52 to Grantor included in the Property to pay Beneficiary directly. Grantor shall at any time or from time to time upon the request of Beneficiary provide to Beneficiary a current list of all such account debtors and obligors and their addresses.

     3.6  Cumulative Remedies.  All remedies contained in this Deed of Trust are
          -------------------
cumulative and Beneficiary shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Beneficiary and may be exercised in any order and as often as occasion therefor shall arise. No act of Beneficiary shall be construed as an election to proceed under any particular provisions of this Deed of Trust to the exclusion of any other provision of this Deed of Trust or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Beneficiary. No delay or failure by Beneficiary to exercise any right or remedy under this Deed of Trust shall be construed to be a waiver of that right or remedy or of any default hereunder. Beneficiary may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

     3.7  Payment of Expenses.  Grantor shall pay on demand all of Beneficiary's
          -------------------
expenses incurred in any efforts to enforce any terms of this Deed of Trust, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Beneficiary until actually paid by Grantor at the Default Interest Rate, and the same shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     3.8  Fair Market Value.  To the extent Section 51.003 of the Texas Property
          -----------------
Code, or any amendment thereto or judicial interpretation thereof, requires that the "fair market value" of the Property shall be determined as of the foreclosure date in order to enforce a deficiency against Grantor or any other party liable for the repayment of the indebtedness secured hereby, the term "fair market value" shall include those matters required by law and shall also include the additional factors as follows:

          (a) The Property is to be valued "AS IS, WHERE IS" and "WITH ALL FAULTS" and there shall be no assumption of restoration of or refurbishment of the Property after the date of foreclosure;

          (b) There shall be an assumption of a prompt resale of the Property for an all cash sales price by the purchaser at the foreclosure so that no extensive holding period should be factored into the determination of "fair market value" of the Property;

          (c) An offset to the fair market value of the Property, as determined hereunder, shall be made by deducting from such value the reasonable estimated closing costs relating to the sale of the Property, including, but not limited to, brokerage commissions, title policy expenses, tax prorations, escrow fees, and other common charges which are incurred by a seller of real property similar to the Property; and


DEED OF TRUST AND SECURITY AGREEMENT - Page 53

          (d) After consideration of the factors required by law and those required above, an additional discount factor shall be calculated based upon the estimated time it will take to effectuate a sale of the Property so that the "fair market value" as so determined is discounted to be as of the date of the foreclosure of the Property.


                                  ARTICLE IV
                            CONCERNING THE TRUSTEE
                            ----------------------

     4.1  No Required Action.  Trustee shall not be required to take any action
          ------------------
toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Beneficiary.

     4.2  Certain Rights.  With the approval of Beneficiary, Trustee shall have
          --------------
the right to take any and all of the following actions: (i) to select, employ, and consult with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith), and (iv) any and all other lawful action that Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee's duties.



DEED OF TRUST AND SECURITY AGREEMENT - Page 54

     4.3  Retention of Money.  All moneys received by Trustee shall, until used
          ------------------
or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

     4.4  Successor Trustees.  Trustee may resign by the giving of notice of
          ------------------
such resignation in writing or verbally to Beneficiary. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law.

     4.5  Perfection of Appointment.  Should any deed, conveyance, or instrument
          -------------------------
of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

     4.6  Succession Instruments.  Any substitute Trustee appointed pursuant to
          ----------------------
any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee's place.

     4.7  No Representation by Trustee.  By accepting or approving anything
          ----------------------------
required to be observed, performed, or fulfilled or to be given to Trustee (on its own behalf or on behalf of Beneficiary) pursuant to the Loan Documents, including, without limitation, any officer's certificate,



DEED OF TRUST AND SECURITY AGREEMENT - Page 55 balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee, either on its own behalf or on behalf of Beneficiary.


                                   ARTICLE V
                      MISCELLANEOUS TERMS AND CONDITIONS
                      ----------------------------------

     5.1  Time of Essence.  Time is of the essence with respect to all
          ---------------
provisions of this Deed of Trust.

     5.2  Release of Deed of Trust.  If all of the secured indebtedness be paid,
          ------------------------
then and in that event only, all rights under this Deed of Trust, except for those provisions hereof which by their terms survive, shall terminate and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Beneficiary in due form at Grantor's cost. No release of this Deed of Trust or the lien hereof shall be valid unless executed by Beneficiary.

     5.3  Certain Rights of Beneficiary.  Without affecting Grantor's liability
          -----------------------------
for the payment of any of the indebtedness secured hereby, Beneficiary may from time to time and without notice to Grantor: (a) release any person liable for the payment of the indebtedness secured hereby; (b) extend or modify the terms of payment of the indebtedness secured hereby; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the indebtedness secured hereby; (d) recover any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of this Deed of Trust or any agreement subordinating the lien hereof.

     5.4  Waiver of Certain Defenses.  No action for the enforcement of the lien
          --------------------------
hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the other Loan Documents.

     5.5  Notices.  All notices, demands, requests or other communications to be
          -------
sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Deed of Trust or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other



DEED OF TRUST AND SECURITY AGREEMENT - Page 56 refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     5.6  Successors and Assigns.  The terms, provisions, indemnities, covenants
          ----------------------
and conditions hereof shall be binding upon Grantor and the successors and assigns of Grantor, including all successors in interest of Grantor in and to all or any part of the Property, and shall inure to the benefit of Beneficiary, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land.
All references in this Deed of Trust to Grantor or Beneficiary shall be deemed to include all such parties' successors and assigns, and the term "Beneficiary" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the indebtedness secured hereby. If Grantor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Grantor.

     5.7  Severability.  A determination that any provision of this Deed of
          ------------
Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     5.8  Gender.  Within this Deed of Trust, words of any gender shall be held
          ------
and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

     5.9  Waiver; Discontinuance of Proceedings.  Beneficiary may waive any
          -------------------------------------
single default by Grantor hereunder without waiving any other prior or subsequent default. Beneficiary may remedy any default by Grantor hereunder without waiving the default remedied. Neither the failure by Beneficiary to exercise, nor the delay by Beneficiary in exercising, any right, power or remedy upon any default by Grantor hereunder shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Beneficiary of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by Beneficiary of any payment in an amount less than the amount then due on any of the secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder. In case Beneficiary shall have proceeded to


DEED OF TRUST AND SECURITY AGREEMENT - Page 57 invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Beneficiary shall have the unqualified right to do so and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the indebtedness secured hereby, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if the same had never been invoked.

     5.10  Section Headings. The headings of the sections and paragraphs of this
           ----------------
Deed of Trust are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     5.11  GOVERNING LAW. THIS DEED OF TRUST WILL BE GOVERNED BY AND CONSTRUED
           -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, PROVIDED THAT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING; AND PROVIDED FURTHER THAT THE LAWS OF THE STATE IN WHICH THE LAND IS LOCATED SHALL GOVERN AS TO THE CREATION, PRIORITY AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS IN PROPERTY LOCATED IN SUCH STATE.

     5.12  Counting of Days. The term "days" when used herein shall mean
           ----------------
calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Land is located, the period shall be deemed to end on the next succeeding business day. The term "business day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

     5.13  Relationship of the Parties. The relationship between Grantor and
           ---------------------------
Beneficiary is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer, member or partner of the other party.

     5.14  Application of the Proceeds of the Note. To the extent that proceeds
           ---------------------------------------
of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Beneficiary at Grantor's request and Beneficiary shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

     5.15  Unsecured Portion of Indebtedness. If any part of the secured
           ---------------------------------
indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.


DEED OF TRUST AND SECURITY AGREEMENT - Page 58

     5.16  Cross Default. A default hereunder which has not been cured within
           -------------
any applicable grace or cure period shall be a default under each of the other Loan Documents.

     5.17  Inconsistency with Other Loan Documents. In the event of any
           ---------------------------------------
inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions selected to control by Beneficiary in its sole subjective discretion shall be controlling.

     5.18  Construction of this Document. This document may be construed as a
           -----------------------------
mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

     5.19  No Merger. It is the desire and intention of the parties hereto that
           ---------
this Deed of Trust and the lien hereof do not merge in fee simple title to the Property. It is hereby understood and agreed that should Beneficiary acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Beneficiary as evidenced by an appropriate document duly recorded, this Deed of Trust and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Deed of Trust may be foreclosed as if owned by a stranger to said other or additional interests.

     5.20  Rights With Respect to Junior Encumbrances. Any person or entity
           ------------------------------------------
purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Beneficiary to amend, modify, increase, vary, alter or supplement this Deed of Trust, the Note or any of the other Loan Documents, to extend the maturity date of the indebtedness secured hereby, to increase the amount of the indebtedness secured hereby, to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Deed of Trust losing its priority over the rights of any such junior lien.

     5.21  Beneficiary May File Proofs of Claim. In the case of any
           ------------------------------------
receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor or the principals, members or general partners in Grantor, or their respective creditors or property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire secured indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Grantor hereunder after such date.

     5.22  Fixture Filing. This Deed of Trust shall be effective from the date
           --------------
of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures. This Deed of Trust shall also be effective as a



DEED OF TRUST AND SECURITY AGREEMENT - Page 59
financing statement covering minerals or the like (including oil and gas) and accounts subject to subsection (e) of Section 9.103 of the Texas Business and Commerce Code, as amended, and is to be filed for record in the Real Estate Records of the county where the Property is situated. The mailing address of Grantor and the address of Beneficiary from which information concerning the security interests may be obtained are set forth in Section 1.22 above.
                                                    ------------

     5.23  After-Acquired Property.  All property acquired by Grantor after the
           -----------------------
date of this Deed of Trust which by the terms of this Deed of Trust shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Grantor and without further deed, conveyance or assignment become subject to the lien and security interest created by this Deed of Trust. Nevertheless, Grantor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, security agreements, financing statements, assignments and assurances as Beneficiary shall require for accomplishing the purposes of this Deed of Trust.

     5.24  No Representation.  By accepting delivery of any item required to be
           -----------------
observed, performed or fulfilled or to be given to Beneficiary pursuant to the Loan Documents, including, but not limited to, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Beneficiary.

     5.25  Counterparts.  This Deed of Trust may be executed in any number of
           ------------
counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Deed of Trust may be detached from any counterpart of this Deed of Trust without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Deed of Trust identical in form hereto but having attached to it one or more additional signature pages.

     5.26  Personal Liability.  Notwithstanding anything to the contrary
           ------------------
contained in this Deed of Trust, the liability of Grantor and its members or general partners for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in Section 1.5 of the Note; provided,
                                           -----------
however, that nothing herein shall be deemed to be a waiver of any right which Beneficiary may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured hereby or to require that all collateral shall continue to secure all indebtedness owing to Beneficiary in accordance with the Note, this Deed of Trust and the other Loan Documents.

     5.27  Recording and Filing.  Grantor will cause the Loan Documents and all
           --------------------
amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Beneficiary shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Grantor shall


DEED OF TRUST AND SECURITY AGREEMENT - Page 60 reimburse Beneficiary, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

     5.28  Entire Agreement and Modifications.  This Deed of Trust and the other
           ----------------------------------
Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Deed of Trust and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

     5.29  Maximum Interest.  The provisions of this Deed of Trust and of all
           ----------------
agreements between Grantor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount contracted for, charged, taken, reserved, paid, or agreed to be paid ("Interest") to Beneficiary for the
                                              --------
use, forbearance or detention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Grantor and Beneficiary shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled
                     ---- -----
shall be reduced to such limit, and if, from any circumstance whatsoever, Beneficiary shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Beneficiary be paid over to Grantor, and not to the payment of Interest. All Interest (including any amounts or payments judicially or otherwise under law deemed to be Interest) contracted for, charged, taken, reserved, paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Note, including any extensions and renewals thereof until payment in full of the principal balance of the Note so that the Interest thereon for such full term will not exceed at any time the maximum amount permitted by applicable law. To the extent that Beneficiary is relying on Article 5069-1.04, as amended, of the Revised Civil Statutes of Texas to determine the maximum amount of Interest permitted by applicable law on the principal of the Note, Beneficiary will utilize the indicated (weekly) rate ceiling from time to time in effect as provided in Article 5069-1.04, as amended. To the extent United States federal law permits a greater amount of interest than is permitted under Texas law, Beneficiary will rely on United States federal law instead of said Article 5069-1.04 for the purpose of determining the maximum amount permitted by applicable law. Additionally, to the extent permitted by applicable law now or hereafter in effect, Beneficiary may, at its option and from time to time, implement any other method of computing the maximum lawful rate under Article 5069-1.04, as amended, or under other applicable law by giving notice, if required, to Grantor as provided by applicable law now or hereafter in effect. In no event shall the provisions of 5069, Ch. 15 of the Revised Civil Statutes of Texas (which regulates certain



DEED OF TRUST AND SECURITY AGREEMENT - Page 61 revolving credit loan accounts and revolving tri-party accounts) apply to the indebtedness evidenced hereby. This paragraph will control all agreements between Grantor and Beneficiary.

     5.30  Partial Release.
           ---------------

     (a)   Subject to the provisions of this Section 5.30, and so long as there
                                             ------------
is no default or Event of Default under any of the Loan Documents, Beneficiary agrees to release (a "Partial Release") the lien on the property (the "
                      ---------------                                  ----
Property") described on Exhibit D attached hereto, upon (i) payment in full of
--------                ---------
the indebtedness evidenced by the Note and satisfaction of all other obligations under the Loan Documents or (ii) Lender's receipt of a "Defeasance Deposit" (as such term is defined in the Deed of Trust) and satisfaction of all other terms and conditions under Section 1.36 of the Deed of Trust. The Partial Release
                     ------------
shall be in accordance with the following procedures:

          (1) Grantor's request for a Partial Release shall be given to Beneficiary and accompanied by (i) the legal description of the Property, and (ii) information necessary to process the request for Partial Release, including the name and address of the title company, if any, to whose attention the Partial Release Instrument (as hereinafter defined) should be directed, numbers that should be referenced (order number, loan number, etc.) and the date when such Partial Release is to be made.

          (2) Within thirty (30) days after receipt of such request, and in accordance with and pursuant to the terms and conditions of this Section, Beneficiary shall execute an instrument effecting such Partial Release ("Partial Release Instrument") and deliver same to the title company so specified, provided that all costs and expenses of Beneficiary associated with such Partial Release (including, but not limited to, reasonable legal fees) shall be paid by Grantor. Grantor shall also obtain all title insurance endorsements reasonably required by Beneficiary in connection with such Partial Release.

          (3) The execution and delivery of such Partial Release Instrument shall not affect any of Grantor's obligations under the Loan Documents.
     The Partial Release Instrument shall be delivered, in escrow, by Beneficiary to the title company so designated, to be held, released, delivered and recorded in accordance with Beneficiary's escrow instructions, which shall require payment, in cash, of all costs associated with the Partial Release to Beneficiary prior to delivery and recordation of the Partial Release Instrument.

     (b) Beneficiary recognizes that the Land is comprised of two (2) separate tracts, and that Grantor may, in the future, request that Beneficiary release its lien on that portion of the Land known as Tract II ("Tract II") so that Tract II can be transferred to another entity and subsequently developed. So long as there is no default or Event of Default under any of the Loan Documents, and Grantor complies with each of the requirements for a Partial Release set forth in subparagraphs (1), (2) and (3) above, Beneficiary agrees to release its lien on Tract II upon Lender's receipt of a copy of a fully executed plat which has been unconditionally approved by the City of Dallas (subject only


DEED OF TRUST AND SECURITY AGREEMENT - Page 62 to filing) which divides the Land into two (2) separately and distinct platted lots, each of which are in compliance with all applicable zoning and other land use laws, ordinances and regulations.

     5.31  Further Stipulations.  The additional covenants, agreements and
           --------------------
provisions set forth in Exhibit C attached hereto, if any, shall be a part of
                        ---------
this Deed of Trust and shall, in the event of any conflict between such further stipulations and any of the other provisions of this Deed of Trust, be deemed to control.

     5.32  SPECIFIC NOTICE REGARDING INDEMNITIES.  IT IS EXPRESSLY AGREED AND
           -------------------------------------
UNDERSTOOD THAT THIS DEED OF TRUST INCLUDES INDEMNIFICATION PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION PROVISIONS CONTAINED IN

SECTIONS 1.12(c), 1.31(c) AND 1.32) WHICH, IN CERTAIN CIRCUMSTANCES, COULD
----------------------------------
INCLUDE AN INDEMNIFICATION BY GRANTOR OF BENEFICIARY FROM CLAIMS OR LOSSES ARISING AS A RESULT OF BENEFICIARY'S OWN NEGLIGENCE.

     IN WITNESS WHEREOF, Grantor has executed this Deed of Trust to be effective as of October 8, 1997.

                                GRANTOR:
                                -------

                                a Texas corporation


                                By:
                                   ---------------------------------------
                                   Name:
                                   Title:  Chairman


STATE OF TEXAS      (S)
                    (S)
COUNTY OF _________ (S)

     This instrument was ACKNOWLEDGED before me on October ___, 1997 by the Chairman of a Texas corporation, on behalf of said corporation.


[S E A L]
                                ------------------------------------------
                                Notary Public, State of Texas
My Commission Expires:

                                ------------------------------------------
-----------------------         Printed Name of Notary Public



DEED OF TRUST AND SECURITY AGREEMENT - Page 63

EXHIBIT LIST
--------------

Exhibit A       Legal Description
Exhibit B       Permitted Exceptions
Exhibit C       Additional Stipulations
Exhibit D       Legal Description













DEED OF TRUST AND SECURITY AGREEMENT - Page 64

                                   EXHIBIT A
                                   ---------

                               Legal Description
                               -----------------
















EXHIBIT A, Legal Description - Solo Page

                                   EXHIBIT B
                                   ---------

                              Permitted Exceptions
                              --------------------









EXHIBIT B, Legal Description - Solo Page

                                   EXHIBIT C
                                   ---------

                            Additional Stipulations
                            -----------------------

C-1 Repair and Remediation Reserve.  Prior to the execution of this Deed of
    ------------------------------
    Trust, Beneficiary has caused the Property to be inspected and such inspection has revealed that the Property is in need of certain maintenance, repairs and/or remedial or corrective work. Contemporaneously with the execution hereof, Grantor has established with the Beneficiary a reserve in the amount of (the "Repair and Remediation Reserve") by depositing
                        ------------------------------
    such amount with Beneficiary. Grantor shall cause each of the items described in that certain engineering report (the "Engineering Report")
                                                       ------------------
    dated prepared by relative to the Property (a copy of which Engineering Report has been provided to, and receipt of which is hereby acknowledged by, Grantor) (the "Deferred Maintenance") to be completed, performed, remediated
                   --------------------
    and corrected to the satisfaction of Beneficiary and as necessary to bring the Property into compliance with all applicable laws, ordinances, rules and regulations on or before the expiration of 180 days after the effective date hereof, as such time period may be extended by Beneficiary in its sole discretion. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Repair and Remediation Reserve shall be held by Beneficiary in the Repair and Remediation Reserve to pay the costs and expenses of completing the Deferred Maintenance. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, Beneficiary shall, to the extent funds are available for such purpose in the Repair and Remediation Reserve, disburse to Grantor the amount paid or incurred by Grantor in completing, performing, remediating or correcting the Deferred Maintenance upon (a) the receipt by Beneficiary of a written request from Grantor for disbursement from the Repair and Remediation Reserve and a certification by Grantor in a form as may be required by Beneficiary that the applicable item of Deferred Maintenance has been completed in accordance with the terms of this Deed of Trust, (b) delivery to Beneficiary of invoices, receipts or other evidence satisfactory to Beneficiary verifying the costs of the Deferred Maintenance to be reimbursed, (c) delivery to Beneficiary of a certification from an inspecting architect, engineer or other consultant reasonably acceptable to Beneficiary describing the completed work, verifying the completion of the work and the value of the completed work and, if applicable, certifying that the Property is, as a result of such work, in compliance with all applicable laws, ordinances, rules and regulations relating to the Deferred Maintenance so performed, (d) delivery to Beneficiary of affidavits, lien waivers or other evidence reasonably satisfactory to Beneficiary showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished materials or labor to the Property have been paid all amounts due for such labor and materials furnished to the Property, (e) delivery to Beneficiary of evidence reasonably acceptable to Beneficiary showing that Grantor has complied with all the recommendations of set forth in that certain Phase I Environmental Site Assessment for the Land dated have been satisfied in full, and (f) delivery to Beneficiary of evidence reasonably acceptable to Beneficiary showing that all recommendations of set forth in that certain Phase I Environmental Site Assessment for the Property dated have been satisfied in full. Beneficiary shall not be required to make advances from the Repair and Remediation Reserve more frequently than once in any thirty (30) day period. In making any payment from the Repair and Remediation Reserve, Beneficiary shall be entitled to rely on such request from Grantor without any inquiry into the accuracy, validity or contestability of any such amount. Grantor hereby grants to Beneficiary, as additional security for payment of the indebtedness secured hereby, a security interest in the Repair and Remediation Reserve. The Repair and Remediation Reserve shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but at Beneficiary's option and in Beneficiary's d iscretion, may either be held in a separate account or be commingled by Beneficiary with the general funds of Beneficiary. No interest on the funds contained in the Repair and Remediation Reserve shall be paid by Beneficiary to Grantor. The Repair and Remediation Reserve is solely for the protection of Beneficiary and entails no responsibility on Beneficiary's part beyond the payment of the costs and expenses described in this paragraph in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the Repair and Remediation Reserve are inadequate to pay the costs of the Deferred Maintenance, Grantor shall pay the amount of such deficiency. Upon assignment of this Deed of Trust by Beneficiary, any funds in the Repair and Remediation Reserve shall be turned over to the assignee and any responsibility of Beneficiary, as assignor, with respect thereto shall terminate. If there is a default under this Deed of Trust which is not cured within any applicable grace or cure period, Beneficiary may, but shall not be obligated to, apply at any time the balance then remaining in the Repair and Remediation Reserve against the indebtedness secured hereby in whatever


EXHIBIT C, Additional Stipulations - Page 1 order Beneficiary shall subjectively determine. No such application of the Repair and Remediation Reserve shall be deemed to cure any default hereunder. Upon the earlier to occur of full payment of the indebtedness secured hereby in accordance with its terms, the completion of the Deferred Maintenance to the satisfaction of the Beneficiary or at such earlier time as Beneficiary may elect, the balance of the Repair and Remediation Reserve then in Beneficiary's possession shall be paid over to Grantor and no other party shall have any right or claim thereto.

C-2 Lease Termination Payment Reserve.
    ---------------------------------

   (a) For purposes of this Deed of Trust, the capitalized terms defined in this

   Section C-2 shall have the meanings ascribed to them as follows:
   -----------

         (i)    "Lease Termination Payment" shall mean any amounts paid under
                 -------------------------
   leases containing early lease termination options in favor of tenants thereunder, in connection with the exercise of such tenant's lease termination rights, other than amounts paid for rent and other charges in respect of periods prior to the lease termination date.

         (ii)   "Lease Termination Payment Reserve" shall have the meaning
                 ---------------------------------
   hereinafter set forth in this Section C-2.
                                 -----------

         (iii)  "Tenant Termination Improvement Expenditure" shall mean the
                 ------------------------------------------
   costs and expenses incurred by Grantor for payment of leasing commissions, lease buy-outs and expenditures related to repairs, replacements and improvements to Tenant Termination Improvement Space in connection with releasing such Tenant Termination Improvement Space.

         (iv)   "Tenant Termination Improvement Space" shall mean any space
                 ------------------------------------
   subject to a lease under which the tenant has exercised an option to terminate such lease and the required Lease Termination Payment has been received.

   (b) As additional security for the indebtedness secured hereby, Grantor shall establish and maintain at all times while this Deed of Trust continues in effect a reserve (the "Lease Termination Payment Reserve") with Beneficiary
                          ---------------------------------
   for payment of Tenant Termination Improvement Expenditures. Notwithstanding any provision of this Deed of Trust or the other Loan Documents to the contrary, Grantor shall, within one (1) business day of receipt thereof, deliver all Lease Termination Payments (or cause the property manager to deliver all such Lease Termination Payments) to Beneficiary for deposit in the Lease Termination Payment Reserve.

   (c) (1) Grantor shall pay all Tenant Termination Improvement Expenditures without regard to the amount then available in the Lease Termination Payment Reserve. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, and, subject to the provisions hereof, Beneficiary shall, to the extent funds are available for such purpose in the Lease Termination Payment Reserve, apply any portion of each Lease Termination Payment held in the Lease Termination Payment Reserve in payment of the Tenant Termination Improvement Expenditures incurred with respect to the corresponding Tenant Termination Improvement Space to which such Lease Termination Payment relates. Provided that (i) Beneficiary has received written notice at least ten (10) days prior to the due date of any payment relating to such Tenant Termination Improvement Expenditures, not more frequently than once each month, or if Grantor makes timely payment therefor, not more than forty-five (45) days after Grantor has made such payment; (ii) Grantor furnishes Beneficiary with a written disbursement request for the payment or reimbursement of such Tenant Termination Improvement Expenditures, not more frequently than once each month; (iii) Grantor shall have theretofore furnished Beneficiary with satisfactory evidence of the progress and/or completion of tenant improvement work, the cost of tenant improvement work, satisfactory evidence that any and all completed tenant improvement work complies with law, lien waivers for lienable work, copies of bills, invoices and other reasonable documentation as may be required by Beneficiary to substantiate the use of such funds and establish that the Tenant Termination Improvement Expenditures which are the subject of such disbursement request represent completed or partially completed capital work and improvements performed at all or any portion of the applicable Tenant Termination Improvement Space; and (iv) there are sufficient funds available in the Lease Termination Payment Reserve, Beneficiary shall make such payment to Grantor for payment of the



EXHIBIT C, Additional Stipulations - Page 2

       Tenant Improvement Expenditures or for reimbursement for Grantor's payment thereof, within ten (10) days after receipt of the documentation required thereby.

   (2) If Grantor shall have received approval from Beneficiary to perform any capital improvements to the Property requiring Beneficiary's approval, so long as no default hereunder or under the other Loan Documents has occurred and is continuing and, subject to the provisions hereof, Beneficiary shall permit Grantor to utilize any funds on deposit in the Lease Termination Payment Reserve in payment of the related capital improvement expenditures. Provided that (i) Beneficiary has received written notice at least ten (10) days prior to the due date of any payment relating to such capital improvement expenditure or if Grantor makes timely payment therefor, not more than forty-five (45) days after Grantor has made such payment; (ii) Grantor furnishes Beneficiary with a written disbursement request for the payment or reimbursement of such capital expenditures not more frequently than once a month; (iii) Grantor shall have theretofore furnished Beneficiary with satisfactory evidence of the progress and/or completion of any capital improvement work, satisfactory evidence that any and all completed capital improvement work complies with law, lien waivers for lienable work, copies of bills, invoices and other reasonable documentation as may be required by Beneficiary to substantiate the use of such funds; and (iv) there are sufficient funds available in the Lease Termination Payment Reserve, Beneficiary shall make such payment to Grantor for payment of such capital improvement expenditures or reimbursement of Grantor's payment thereof, within ten (10) days after receipt of the documentation required in connection therewith.

   (3) Notwithstanding anything contained herein to the contrary, Beneficiary shall disburse to Grantor any portion of any Lease Termination Payment remaining on deposit in the Lease Termination Payment Reserve promptly after (i) the related Tenant Termination Improvement Space has been leased to an unrelated, third-party tenant for a net effective rent which is at an arm's length competitive market rate; (ii) such tenant has taken possession of such Tenant Termination Improvement Space and the obligation to pay rent under the related lease shall have commenced; and
       (iii) such tenant shall have delivered an estoppel certificate confirming that it has accepted such Tenant Termination space, that Grantor has completed any construction obligations under the related lease and that the obligation to pay rent thereunder has commenced.

   (4) Beneficiary shall not be required to make advances from the Lease Termination Payment Reserve more frequently than once in any thirty (30) day period. In making any payment from the Lease Termination Payment Reserve, Beneficiary shall be entitled to rely on such request from Grantor without any inquiry into the accuracy, validity or contestability of any such amount. Beneficiary may (but without any obligation to do so), at Grantor's expense, make or cause to be made during the term of this Deed of Trust an inspection of the Property to verify the scope, nature and quality of the work for which payment is being requested from the Lease Termination Payment Reserve.

(d) The Lease Termination Payment Reserve shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Beneficiary's option and in Beneficiary's discretion, may either be held in a separate account or be commingled by Beneficiary with the general funds of Beneficiary. Interest on the funds contained in the Lease Termination Payment Reserve shall be credited to Grantor as provided hereinbelow. The Lease Termination Payment Reserve is solely for the protection of Beneficiary and entails no responsibility on Beneficiary's part beyond the payment of the costs and expenses described in this Section in accordance with the terms hereof and beyond allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the Lease Termination Payment Reserve are inadequate to pay the cost of any Tenant Termination Improvement Expenditure, Grantor shall pay the amount of such deficiency. Upon assignment of this Deed of Trust by Beneficiary, any funds in the Lease Termination Payment Reserve shall be turned over to the assignee and any responsibility of Beneficiary, as assignor, with respect thereto shall terminate. If there is a default under this Deed of Trust which is not cured within any applicable grace or cure period, Beneficiary may, but shall not be obligated to, apply at any time the balance then remaining in the Lease Termination Payment Reserve against the indebtedness secured hereby in whatever order Beneficiary shall subjectively determine. No such application of the Lease Termination Payment Reserve shall be deemed to cure any default hereunder. Upon full payment of the



EXHIBIT C, Additional Stipulations - Page 3 indebtedness secured hereby Beneficiary shall not be required to make advances from the Lease Termination Payment Reserve more frequently than once i n any thirty (30) day period. In making any payment from the Lease Termination Payment Reserve, Beneficiary shall be entitled to rely on such request from Grantor without any inquiry into the accuracy, validity or contestability of any such amount. Beneficiary may (but without any obligation to do so), at Grantor's expense, make or cause to be made during the term of this Deed of Trust an inspection of the Property to verify the scope, nature and quality of the work for which payment is being requested from the Lease Termination Payment Reserve. Upon repayment in full of the indebtedness secured by this Deed of Trust in accordance with its terms or at such earlier time as Beneficiary may elect, the balance of the Lease Termination Payment Reserve then in Beneficiary's possession shall be paid over to Grantor and no other party shall have right or claim thereto.




EXHIBIT C, Additional Stipulations - Page 4

                                   EXHIBIT D
                                   ---------

                               Legal Description
                               -----------------